Document And Entity Information (USD $)	12 Months Ended
Dec. 31, 2011
Entity Registrant Name	Capitol Bancorp Ltd.
Entity Central Index Key	0000840264
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Smaller Reporting Company
Entity Public Float	$ 5,260,254
Entity Common Stock, Shares Outstanding	41,038,908
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Document Type	10-K
Amendment Flag	false
Document Period End Date	Dec 31, 2011

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
ASSETS
Cash and due from banks	$ 43,613	$ 43,328
Money market and interest-bearing deposits	343,611	377,966
Federal funds sold	0	50
Cash and cash equivalents	387,224	421,344
Loans held for sale	2,936	5,587
Investment securities - Note C:
Available for sale, carried at fair value	25,082	15,489
Held for long-term investment, carried at amortized cost which approximates fair value	2,737	2,893
Total investment securities	27,819	18,382
Federal Home Loan Bank and Federal Reserve Bank stock (carried on the basis of cost) - Note C	13,514	15,205
Portfolio loans, less allowance for loan losses of $92,529 in 2011 and $130,062 in 2010-Note D	1,571,680	1,954,114
Premises and equipment - Note F	27,420	31,715
Accrued interest income	5,507	6,721
Other real estate owned	100,463	101,497
Other assets	17,037	13,235
Assets of discontinued operations - Note L	51,665	972,414
TOTAL ASSETS	2,205,265	3,540,214
Deposits:
Noninterest-bearing	348,817	368,674
Interest-bearing - Note H	1,661,030	2,000,398
Total deposits	2,009,847	2,369,072
Debt obligations:
Notes payable and short-term borrowings-Note I	60,178	107,789
Subordinated debentures-Note J	149,156	167,586
Total debt obligations	209,334	275,375
Accrued interest on deposits and other liabilities	50,593	49,638
Liabilities of discontinued operations - Note L	44,138	884,810
Total liabilities	2,313,912	3,578,895
Capitol Bancorp Limited stockholders' equity:
Preferred stock	5,098	5,098
Common stock, no par value, 1,500,000,000 shares authorized; issued and outstanding: 2011 - 41,039,767 shares 2010 - 21,614,856 shares	292,135	287,190
Retained-earnings deficit	(404,846)	(353,757)
Undistributed common stock held by employee-benefit trust	(541)	(541)
Fair value adjustment (net of tax effect) for investment securities available for sale (accumulated other comprehensive income/loss)	70	156
Total Capitol Bancorp Limited stockholders' equity (deficit)	(108,084)	(61,854)
Noncontrolling interests in consolidated subsidiaries	(563)	23,173
Total equity (deficit)	(108,647)	(38,681)
TOTAL LIABILITIES AND EQUITY	$ 2,205,265	$ 3,540,214

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Capitol Bancorp Limited stockholders' equity:
Preferred Stock, Shares Authorized (in shares)-Series A	700,000	700,000
Preferred Stock, Liquidation Preference Per Share (in dollars per share)-Series A	$ 100	$ 100
Preferred Stock, Shares Issued (in shares)-Series A	50,980	50,980
Preferred Stock, Shares Outstanding (in shares)-Series A	50,980	50,980
Preferred Stock, shares authorized for potential future issuance (in shares)	19,300,000	19,300,000
Common Stock, Par or Stated Value Per Share (in dollars per share)	$ 0	$ 0
Common stock, shares authorized (in shares)	1,500,000,000	1,500,000,000
Common stock, shares issued (in shares)	41,039,767	21,614,856
Common stock, shares outstanding (in shares)	41,039,767	21,614,856

Consolidated Statements of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Interest income:
Portfolio loans (including fees)	$ 102,099	$ 126,435	$ 161,856
Loans held for sale	86	210	494
Taxable investment securities	233	359	370
Federal funds sold	9	10	17
Other	1,366	1,814	1,183
Total interest income	103,793	128,828	163,920
Interest expense:
Deposits	24,215	41,065	62,405
Debt obligations and other	12,353	15,998	20,381
Total interest expense	36,568	57,063	82,786
Net interest income	67,225	71,765	81,134
Provision for loan losses - Note D	41,362	148,275	158,589
Net interest income (deficiency) after provision for loan losses	25,863	(76,510)	(77,455)
Noninterest income:
Service charges on deposit accounts	3,256	3,373	4,209
Trust and wealth-management revenue	3,246	4,200	4,957
Fees from origination of non-portfolio residential mortgage loans	994	1,643	2,324
Gain on sales of government-guaranteed loans	1,552	818	864
Gain on debt extinguishment-Notes I and J	16,861	1,255	0
Realized gains (losses) on sale of investment securities available for sale	(10)	(351)	7
Other	15,844	11,524	8,156
Total noninterest income	41,743	22,462	20,517
Noninterest expense:
Salaries and employee benefits	49,851	58,099	71,649
Occupancy	10,200	12,300	12,497
Equipment rent, depreciation and maintenance	7,468	8,678	16,585
Costs associated with foreclosed properties and other real estate owned	29,380	38,911	44,231
FDIC insurance premiums and other regulatory fees	9,457	13,709	11,246
Goodwill impairment - Note G	0	59,734	3,431
Other	22,262	26,250	29,609
Total noninterest expense	128,618	217,681	189,248
Loss before income taxes (benefit)	(61,012)	(271,729)	(246,186)
Income tax expense (benefit)-Note N	(3,138)	(7,254)	7,541
Loss from continuing operations	(57,874)	(264,475)	(253,727)
Discontinued operations-Note L:
Income (loss) from operations of bank subsidiaries sold	2,582	3,641	(1,123)
Gain on sale of bank subsidiaries	5,495	15,784	1,187
Less income tax expense-Note N	2,129	9,314	10,877
Income (loss) from discontinued operations	5,948	10,111	(10,813)
NET LOSS	(51,926)	(254,364)	(264,540)
Net losses attributable to non controlling interests in consolidated subsidiaries	6,499	29,149	69,371
NET LOSS ATTRIBUTABLE TO CAPITOL BANCORP LIMITED	$ (45,427)	$ (225,215)	$ (195,169)
NET LOSS PER SHARE ATTRIBUTABLE TO CAPITOL BANCORP LIMITED-Note O:	$ (1.17)	$ (11.16)	$ (11.28)

Consolidated Statements of Changes in Equity (USD $) In Thousands, except Share data, unless otherwise specified	Preferred Stock [Member]	Common Stock [Member]	Retained Earnings (Deficit) [Member]	Undistributed Common Stock Held by Employee Benefit Trust [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Total Capitol Bancorp Limited Stockholders' Equity [Member]	Noncontrolling Interests to Consolidated Subsidiaries [Member]	Total
Balances at Dec. 31, 2008		$ 274,018	$ 80,255	$ (569)	$ 144	$ 353,848	$ 159,220	$ 513,068
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Reduction in noncontrolling interest of sold subsidiaries							(18,829)	(18,829)
Net change in investment of subsidiaries due to change in ownership-Note A			27			27	3,793	3,820
Issuance of common stock to institutional investors		2,542				2,542	(2,542)	0
Surrender of shares of common stock to facilitate vesting of restricted stock		(23)				(23)		(23)
Issuance of unvested shares of restricted common stock, net of related unearned employee compensation								0
Reversal of compensation expense relating to forfeited restricted common stock and stock options		(151)				(151)		(151)
Recognition of compensation expense relating to restricted common stock and stock options		1,501				1,501		1,501
Tax effect of share-based payments		(169)				(169)		(169)
Distribution of shares to employees upon anniversary of employment (in shares)		(11)		11				0
Cash dividends paid ($0.05 per share)			(864)			(864)		(864)
Components of comprehensive loss:
Net loss			(195,169)			(195,169)	(69,371)	(264,540)
Fair value adjustment for investment securities available for sale (net of income tax effect)					(207)	(207)		(207)
Comprehensive loss						(195,376)		(264,747)
Balances at Dec. 31, 2009		277,707	(115,751)	(558)	(63)	161,335	72,271	233,606
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Reduction in noncontrolling interest of sold subsidiaries							(35,672)	(35,672)
Net change in investment of subsidiaries due to change in ownership-Note A			(12,791)			(12,791)	12,791	0
Issuance of shares of common stock upon exercise of stock options		20				20		20
Issuance of Series A preferred stock to unsonsolidated bank development affiliate - Note I	5,098					5,098	2,932	8,030
Issuance of common stock to institutional investors		6,850				6,850		6,850
Issuance of common stock for redemption of promissory notes		3,325				3,325		3,325
Surrender of shares of common stock to facilitate vesting of restricted stock		(13)				(13)		(13)
Issuance of unvested shares of restricted common stock, net of related unearned employee compensation								0
Reversal of compensation expense relating to forfeited restricted common stock and stock options		(1,345)				(1,345)		(1,345)
Recognition of compensation expense relating to restricted common stock and stock options		956				956		956
Tax effect of share-based payments		(293)				(293)		(293)
Distribution of shares to employees upon anniversary of employment (in shares)		(17)		17				0
Components of comprehensive loss:
Net loss			(225,215)			(225,215)	(29,149)	(254,364)
Fair value adjustment for investment securities available for sale (net of income tax effect)					219	219		219
Comprehensive loss						(224,996)		(254,145)
Balances at Dec. 31, 2010	5,098	287,190	(353,757)	(541)	156	(61,854)	23,173	(38,681)
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Reduction in noncontrolling interest of sold subsidiaries							(24,399)	(24,399)
Net change in investment of subsidiaries due to change in ownership-Note A			(5,662)			(5,662)	7,162	1,500
Issuance of shares of common stock for redemption of trust-preferred securities		5,082				5,082		5,082
Surrender of shares of common stock to facilitate vesting of restricted stock		(12)				(12)		(12)
Reversal of compensation expense relating to forfeited restricted common stock and stock options		(207)				(207)		(207)
Recognition of compensation expense relating to restricted common stock and stock options		338				338		338
Tax effect of share-based payments		(256)				(256)		(256)
Components of comprehensive loss:
Net loss			(45,427)			(45,427)	(6,499)	(51,926)
Fair value adjustment for investment securities available for sale (net of income tax effect)					(86)	(86)		(86)
Comprehensive loss						(45,513)		(52,012)
Balances at Dec. 31, 2011	$ 5,098	$ 292,135	$ (404,846)	$ (541)	$ 70	$ (108,084)	$ (563)	$ (108,647)

Consolidated Statements of Changes in Equity (Parenthetical)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements of Changes in Equity [Abstract]
Issuance of common stock upon exercise of stock options (in shares)		10,000
Issuance of Series A preferred stock to unconsolidated bank-development affiliate (in shares)		50,980
Issuance of common stock to institutional investors (in shares)		2,500,000	227,357
Issuance of common stock for redemption of promissory notes (in shares)		1,374,000
Surrender of common stock to facilitate vesting of restricted stock (in shares)	71,849	8,420	3,934
Issuance of unvested shares of restricted common stock, net of related unearned employee compensation (in shares)		224,720	37,000
Reversal of compensation expense relating to forfeited restricted common stock (in shares)	48,600	31,075	8,700
Issuance of common stock for redemption of trust-preferred securities (in shares)	19,545,360
Distribution of shares to employees upon anniversary of employment (in shares)		565	385

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
OPERATING ACTIVITIES
Net loss	$ (51,926)	$ (254,364)	$ (264,540)
Adjustments to reconcile net loss to net cash provided by operating activities (including discontinued operations):
Provision for loan losses	43,876	164,352	190,680
Depreciation of premises and equipment	5,454	7,933	10,084
Amortization and write-down of intangibles	0	219	838
Impairment loss on goodwill	0	64,505	3,431
Net amortization (accretion) of investment security premiums (discounts)	215	298	(33)
Loss on sales of premises and equipment	69	393	254
Gain on sales of government-guaranteed loans	(2,392)	(2,504)	(2,811)
Gain on sales of bank subsidiaries	(5,495)	(15,784)	(1,187)
Gain on exchange of promissory notes for common stock	(16,861)	(1,255)	0
Realized loss (gain) on sales of investment securities available for sale	10	351	(7)
Loss (gain) on sales of other real estate owned	(510)	(125)	4,400
Write-down of other real estate owned	20,773	30,352	32,315
Amortization of issuance costs of subordinated debentures	101	145	148
Share-based compensation expense (benefit)	131	(389)	1,350
Deferred income tax expense (credit)	(1,892)	(2,123)	(43,354)
Valuation allowance for deferred income tax assets	0	0	104,498
Originations and purchases of loans held for sale	(44,439)	(116,829)	(311,179)
Proceeds from sales of loans held for sale	48,544	119,924	305,080
Decrease (increase) in accrued interest income and other assets	14,115	55,742	(30,722)
Increase (decrease) in accrued interest expense on deposits and other liabilities	8,799	9,337	15,363
NET CASH PROVIDED BY OPERATING ACTIVITIES	18,572	60,178	14,608
INVESTING ACTIVITIES
Cash equivalents of acquired bank affiliate	0	18,949	0
Proceeds from sales of investment securities available for sale	497	25,964	798
Proceeds from calls, prepayments and maturities of investment securities	11,379	22,175	15,596
Purchases of investment securities	(21,050)	(34,678)	(56,225)
Purchase of Federal Home Loan Bank stock	(820)	(1,527)	(2,294)
Redemption of Federal Home Loan Bank stock by issuer	2,586	2,563	1,340
Net decrease (increase) in portfolio loans	274,896	208,376	155,438
Proceeds from sales of government-guaranteed loans	30,356	27,981	39,429
Proceeds from sales of premises and equipment	441	416	2,033
Purchases of premises and equipment	(1,068)	(4,038)	(5,137)
Proceeds from sales of bank subsidiaries	47,308	76,101	9,506
Payments received on other real estate owned	268	2,192	6
Proceeds from sales of other real estate owned	32,386	45,145	17,716
NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES	377,179	389,619	178,206
FINANCING ACTIVITIES
Net increase (decrease) in demand deposits, NOW accounts and savings accounts	204,838	333,177	157,850
Net increase (decrease) in certificates of deposit	(553,127)	(718,579)	12,300
Net borrowings from (payments on) debt obligations	(512)	(1,372)	1,484
Proceeds from Federal Home Loan Bank borrowings	217,850	613,230	3,146,430
Payments on Federal Home Loan Bank borrowings	(273,406)	(728,417)	(3,278,820)
Resources provided by noncontrolling interests	9,000	0	3,794
Net proceeds from issuance of common stock	0	6,870	0
Tax effect of share-based payments	(256)	(293)	(169)
Cash dividends paid	0	0	(864)
NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES	(395,613)	(495,384)	42,005
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	138	(45,587)	234,819
Change in cash and cash equivalents of discontinued operations	(34,258)	(56,308)	(85,148)
Cash and cash equivalents at beginning of year	421,244	523,239	373,568
CASH AND CASH EQUIVALENTS AT END OF YEAR	387,224	421,244	523,239
Supplemental disclosures:
Cash paid during the year for interest	40,738	74,288	114,693
Transfers of loans to other real estate owned	49,685	73,156	102,487
Surrender of common stock to facilitate exercise of stock options and vesting of restricted stock	$ 12	$ 13	$ 23

NATURE OF OPERATIONS, BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION	12 Months Ended
Dec. 31, 2011
NATURE OF OPERATIONS, BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION [Abstract]
NATURE OF OPERATIONS, BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION
NOTE A—NATURE OF OPERATIONS, BASIS OF PRESENTATION AND
PRINCIPLES OF CONSOLIDATION

Capitol Bancorp Limited ("Capitol" or the "Corporation") is a multibank holding company.  Consolidated bank subsidiaries consist of the following as of December 31, 2011:

Affiliate	Location	Percentage Owned by Capitol	Percentage Owned by Subsidiaries Controlled by Capitol	Year Formed or Acquired

Arizona Region:
Central Arizona Bank	Casa Grande, Arizona	63%	34%	1997
Sunrise Bank of Albuquerque	Albuquerque, New Mexico	75%	25%	2000
Sunrise Bank of Arizona	Phoenix, Arizona	96%	4%	1998

Great Lakes Region:
Bank of Maumee	Maumee, Ohio	(1)	51%	2006
Bank of Michigan	Farmington Hills, Michigan	51%		2005
Capitol National Bank(2)	Lansing, Michigan	51%		1982
Indiana Community Bank	Goshen, Indiana	100%		2000
Michigan Commerce Bank	Ann Arbor, Michigan	(1)	100%	1990

Nevada Region:
1st Commerce Bank	North Las Vegas, Nevada	2%	97%	2006
Bank of Las Vegas	Las Vegas, Nevada	95%	5%	2002

Northwest Region:
High Desert Bank	Bend, Oregon	(1)	55%	2007

Southeast Region:
First Carolina State Bank	Rocky Mount, North Carolina	84%	13%	2004
Pisgah Community Bank	Asheville, North Carolina	83%	13%	2008
Sunrise Bank	Atlanta, Georgia	71%	25%	2006

(1)	Majority-owned by a bank-development subsidiary (second-tier bank holding company) in which Capitol holds a controlling interest.
(2)
Effective December 31, 2011, Capitol entered into a share exchange agreement with certain shareholders of Capitol Development Bancorp Limited III ("CDBL III"), whereby Capitol exchanged 49% of its voting interest in Capitol National Bank for an additional 22% ownership interest in CDBL III.

Capitol has several bank-development subsidiaries, each originally capitalized with two classes of common stock, voting and nonvoting.  Capitol purchased all of the initial voting shares of common stock of these entities while the nonvoting shares were sold in private offerings to accredited investors, some of whom are related parties of Capitol.  Those entities have been engaged in bank development activities, through Capitol, consisting of formation and investment in start-up banks and management of their investments in young banks.  Bank start-up activities were suspended in mid-2008 when the regulatory and capital-raising environment for new banks became unfavorable.  Each of these entities bear a similar name, Capitol Development Bancorp Limited (each a "CDBL"), numbered in their sequential formation, CDBL I through CDBL VIII.  CDBL I and CDBL II became wholly-owned by Capitol effective November 30, 2006 and February 9, 2007, respectively, and were merged with and into Capitol in 2007.  CDBL III ceased to be a controlled subsidiary of Capitol in 2009.

Capitol views itself as a community-banking company.  Bank development consists of management and oversight of banks in which Capitol has a direct or indirect controlling interest and, through mid-2008, included formation of start-up banks.  Some of Capitol's banks were formed with a portion of their start-up capital provided by local investors in the communities of those banks.  When  de novo banks have achieved certain developmental milestones (age, cumulative profitability, return on equity or other measures), Capitol may offer the bank's noncontrolling shareholders an opportunity to exchange their bank shares for shares of Capitol's common stock.  Capitol has made similar share-exchange proposals regarding the noncontrolling interests of some of its prior bank-development company subsidiaries which, after the share exchange, were merged with and into Capitol.  In each instance, however, Capitol is under no obligation to offer such proposals and such share-exchange proposals, if and when offered, are generally subject to approval by the subsidiaries' noncontrolling shareholders in each proposed transaction.  In mid-2009, due to a depressed market environment for securities of financial institutions, Capitol suspended share-exchange activities.  Further, as a means to raise and reallocate capital, Capitol commenced an initiative in 2009 to selectively divest some of its community banks (see Note L).

Capitol and its subsidiaries are engaged in a single business activity--banking.  Capitol's bank affiliates provide a full range of banking services to individuals, businesses and other customers located in the respective communities of the bank.  Many operate from a single location and all are primarily commercially-focused (as contrasted to retail or transaction-oriented banks) on meeting the various credit and other financial needs of entrepreneurs, professionals and other businesses and individuals.  A variety of deposit products are offered, including checking, savings, money market, certificates of deposit and individual retirement accounts.  In addition, wealth-management, trust and investment services are offered through a wealth-management subsidiary.  The principal markets for the banks' financial services are the communities in which the banks are located and the areas immediately surrounding those communities.  The majority of Capitol's banks are state-chartered institutions, some have been chartered as federal savings banks and one has a national bank charter.

In addition to banking units, mortgage banking activities are offered through Amera Mortgage Corporation, a less than 50%-owned affiliate, which is accounted for under the equity method.  Trust and wealth-management products are offered through Capitol Wealth, Inc., a controlled subsidiary.

Each bank is viewed by management as being a separately identifiable business or segment from the perspective of monitoring performance and allocation of financial resources.  Although the banks operate and are managed and monitored separately, each bank is substantially similar in terms of business focus, type of customers, products, services and economic characteristics.  Further, each of the banks and the Corporation are subject to substantially similar laws and regulations unique to the financial institution industry.  Accordingly, the Corporation's consolidated financial statements reflect the presentation of segment information on an aggregated basis.

The consolidated financial statements include the accounts of the Corporation and its majority-owned and/or otherwise controlled subsidiaries, after elimination of intercompany accounts and transactions and after giving effect to applicable noncontrolling interests.  Banks formed or acquired are included in the consolidated financial statements for periods after joining the consolidated group.

SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
SIGNIFICANT ACCOUNTING POLICIES [Abstract]
SIGNIFICANT ACCOUNTING POLICIES
NOTE B—SIGNIFICANT ACCOUNTING POLICIES

Reclassifications:  Certain 2010 and 2009 amounts have been reclassified to conform to the 2011 presentation, primarily related to discontinued operations (see Note L).

Estimates:  The preparation of consolidated financial statements, in conformity with generally accepted accounting principles in the United States of America, requires management to make significant estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results will differ from those estimates because of the inherent subjectivity and inaccuracy of any estimation.

Cash and Cash Equivalents:  Cash and cash equivalents include cash on hand, amounts due from banks (interest-bearing and noninterest-bearing), money-market funds and federal funds sold.  Generally, federal funds transactions are entered into for a one-day period.

Loans Held For Sale:  Loans held for sale represent residential real estate mortgage loans held for sale into the secondary market.  Loans held for sale are stated at the aggregate lower of cost or market.  Fees from the origination of loans held for sale are recognized in the period the loans are originated.  Government-guaranteed loans which may be sold after origination are not classified as held-for-sale inasmuch as sale of such loans is largely dependent upon the extent to which gains may be realized.

Derivatives: Residential real estate mortgage loans held for sale are originated by Capitol's banks.  When a customer has locked the interest rate on a mortgage application, and the banks have approved a loan commitment, the interest rate lock agreement is treated as a derivative, and a firm loan commitment.  The banks use forward delivery commitments to sell the mortgage loans into the secondary market.  The interest rate lock and forward delivery commitments are derivatives, and are offsetting agreements that serve as a hedge of the banks' exposure to interest rate changes and the resulting fluctuation of the commitments.  The fair value of the commitments are netted and recorded in the balance sheet with changes in fair value recorded in the statement of operations.

Investment Securities:  Investment securities available for sale are carried at fair value with unrealized gains and losses reported as a separate component of stockholders' equity, net of tax effect (accumulated other comprehensive income).  All other investment securities are classified as held for long-term investment and are carried at amortized cost which approximates fair value (see Note C).

Investments are classified at the date of purchase based on management's analysis of liquidity and other factors.  The adjusted cost of the specific securities sold is used to compute realized gains or losses.  Premiums and discounts are recognized in interest income using the interest method over the period to maturity.

Loans, Credit Risk and Allowance for Loan Losses:  Portfolio loans are carried at their principal balance based on management's intent and ability to hold such loans for the foreseeable future until maturity or repayment.  Capitol primarily presents its portfolio loan information on a segment basis that is further subdivided into classes on the basis of collateral types.

Credit risk arises from making loans and loan commitments in the ordinary course of business.  Substantially all portfolio loans are made to borrowers in the banks' communities.  Consistent with the banks' emphasis on business lending, there are concentrations of credit risk in loans secured by commercial real estate and less significant levels of concentration risk may exist in loans secured by equipment and other business assets.  The maximum potential credit risk to Capitol, without regard to underlying collateral and guarantees, is the total of loans and loan commitments outstanding.  Management reduces exposure to losses from credit risk by requiring collateral and/or guarantees for loans and by monitoring concentrations of credit, in addition to recording provisions for loan losses and maintaining an allowance for loan losses.

The allowance for loan losses is maintained at a level believed adequate by management to absorb estimated losses inherent in the portfolio at the balance-sheet date.  Management's determination of the adequacy of the allowance for loan losses is an estimate based on evaluation of the portfolio (including potential impairment of individual loans and concentrations of credit), past loss experience, current economic conditions, volume, amount and composition of the loan portfolio, loan commitments outstanding and other factors.  The allowance is increased by provisions for loan losses charged to operations and reduced by net charge-offs.  Delinquent loans are charged-off at 120 days past due for closed-end loans and 180 days past due for revolving lines of credit or at an earlier time if a loss-confirming event has occurred, unless the loan is both well-secured and in process of collection.  Because the allowance for loan losses is based on significant estimates, actual future loan losses will differ from such estimates.

The allowance for loan losses consists of specific and general components.  The specific component relates to loans that are individually classified as impaired, including loans which are considered to be troubled debt restructurings.  The general component covers non-classified loans and is based on historical loss experience adjusted for current qualitative environmental factors.  The Corporation maintains a loss history analysis that tracks loan losses and recoveries based on loan class as well as the loan risk grade assignment.

For all classes of loans, a loan is placed into nonaccrual status generally before the loan becomes 90 days past due if it becomes probable that the borrower cannot make all scheduled payments, full repayment of principal and interest is not expected or the loan is identified as having loss elements or when any loan becomes past due 90 days or more.  Loans are returned to accrual status when all of the principal and interest amounts contractually due have been brought current, have demonstrated timely payment performance for a period of time and future payments are reasonably assured.

For all classes of loans, a loan is considered impaired when it is probable that all amounts due according to the contractual terms of a loan agreement will not be collected, including contractually scheduled interest and principal payments.  All loans greater than $500,000 or $250,000 (based on aggregate relationship) are individually evaluated for impairment for banking subsidiaries with total assets of $200 million or more or less than $200 million, respectively.  If an individual loan is considered impaired, a specific allowance allocation may be recorded, generally followed by a subsequent charge-down in the amount of the impairment to reduce the loan to its net realizable value.  If an individual loan is not considered individually impaired, the loan is included in the specific or general reserve allocation process for like-graded credits, unless such loan has had an impairment analysis performed and no impairment amount exists (in which case no general reserve allocation is considered necessary).  Groups of smaller-balance homogeneous loans are collectively evaluated for impairment and, accordingly, these loans are not generally separately identified for impairment evaluation.

Loan modifications or restructurings are accounted for as troubled debt restructurings if, for economic or legal reasons, it has been determined that a borrower is experiencing financial difficulties and the bank grants a "concession" to the borrower that it would not otherwise consider.  For all classes of loans, a troubled debt restructuring may involve a modification of terms such as a reduction of the stated interest rate or loan balance, a reduction of accrued interest, an extension of the maturity date at an interest rate lower than a current market rate for a new loan with similar risk, or some combination thereof involving a concession to the borrower to facilitate repayment.  Loans modified and classified as troubled debt restructurings are impaired loans.  Troubled debt restructurings generally remain classified as impaired until the borrower has demonstrated timely payment performance for a period of time pursuant to the modified terms of the loan, and the loans are renewed at an interest rate that is at a market rate for loans with similar risk characteristics.

Capitol's banks have stand-by letters of credit outstanding that, when issued, commit the banks to make payments on behalf of customers if certain specified future events occur, generally being nonpayment by the customer to a counterparty.  These obligations generally expire within one year and require collateral and/or personal guarantees by the borrower and its principals based on management's assessment of loss exposure.  The maximum credit risk associated with these instruments equals their contractual amounts, assuming that the borrower defaults and related collateral proves to be worthless.  The total contractual amounts do not necessarily represent future cash requirements since many of those guarantees expire without being drawn upon.

Credit risk also arises from amounts of funds on deposit at other financial institutions (i.e., due from banks) to the extent balances exceed the limits of deposit insurance.  Capitol periodically monitors the financial position of such financial institutions to evaluate credit risk.

Interest and Fees on Loans:  Interest income on loans is recognized based upon the principal balance of loans outstanding.  Loan origination fees and direct loan origination costs are deferred and amortized over the life of the related loans as an adjustment of yield.  Direct costs of successful origination of portfolio loans generally exceed fees from loan originations (net deferred costs approximated $1.8 million and $4.7 million at December 31, 2011 and 2010, respectively).

For all classes of loans, the accrual of interest is generally discontinued when a loan becomes 90 days past due as to interest (i.e., placed on nonaccrual status).  When interest accruals are discontinued, interest previously accrued (but unpaid) is reversed against interest income.  Interest payments subsequently received on such loans may be accounted for on a cash basis as to interest income, provided that collectability of principal is expected and until the loan qualifies for being returned to accrual status.  If collectability of principal is not expected, subsequent payments of interest are applied to principal.  Management may elect to continue the accrual of interest when the estimated net realizable value of collateral is sufficient to cover the principal balance and accrued interest and the loan is in the process of collection.

Transfers of Financial Assets:  Transfers of financial assets are accounted for as sales when control over the transferred asset has been surrendered.  Control over transferred assets is deemed to be surrendered when (1) the assets have been isolated from the bank and are presumptively beyond the reach of the bank and its creditors (even in bankruptcy or other receivership), (2) the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets and (3) the bank does not maintain effective control over the transferred asset through an agreement to repurchase it before maturity or the ability to unilaterally cause the holder to return specific assets.  Transfers of financial assets are generally limited to participating interests in commercial loans sold as well as sale of government-guaranteed loans and the sale of residential mortgage loans into the secondary market, the extent of which is disclosed in the consolidated statements of cash flows.

Premises and Equipment:  Premises and equipment are stated on the basis of cost.  Depreciation, which relates primarily to equipment, furniture and software with estimated useful lives of approximately three to seven years, is computed principally by the straight-line method.  Buildings are generally depreciated on a straight-line basis with estimated useful lives of approximately 40 years.  Leasehold improvements are generally depreciated over the shorter of the respective lease term or estimated useful life.

Other Real Estate:  Other real estate is comprised of properties acquired through a foreclosure proceeding or acceptance of a deed in lieu of foreclosure.  At the time of foreclosure, the carrying value of such properties is adjusted to estimated fair value (less estimated costs to sell) when transferred from portfolio loans to other real estate owned, establishing a new cost-basis.  These properties held for sale are subsequently carried at the lower of the new cost-basis or estimated fair value (less estimated costs to sell) and are periodically reviewed for subsequent impairment.

Fair Values of Financial Instruments:  Fair values of financial instruments are estimated using market information and other assumptions and involve uncertainties and matters of significant judgment regarding interest rates, credit risk, prepayments, assumptions and other factors, especially in the absence of broad markets for particular items.  Changes in assumptions or market conditions could significantly affect such estimates.

Share-Based Compensation:  Stock options state a specific exercise price and expiration date and may be exercised by the optionee upon payment of the exercise price and related taxes due from the optionee; the Corporation, in its discretion, may permit cashless exercises of stock options.  Generally, previously unissued shares of common stock are issued upon exercise of stock options.  Compensation expense for stock option awards is recognized ratably over the vesting period of the award based on the fair value of the option, computed using a Black-Scholes valuation model.  Compensation expense for awards of restricted common stock is recognized ratably over the vesting periods of such awards (generally ranging from four to fifteen years), based on the fair value of the common stock on the date of grant.  Stock price volatility used in a Black-Scholes valuation model for stock options is based on historical volatility.  The risk-free interest rate is based on the yield of U.S. government securities with a maturity date consistent with the expected option life.  The expected option life is estimated based on past exercise behavior of optionees and the related option term.

Trust Assets and Related Income:  Customer property, other than funds on deposit, held in a fiduciary or agency capacity by Capitol's banks is not included in the consolidated balance sheet because it is not an asset of the banks or Capitol.  Trust and wealth-management revenue are recorded on the accrual method.

Federal Income Taxes:  Capitol and its subsidiaries which are owned 80% or more by Capitol file a consolidated federal income tax return.  Deferred federal income taxes are recognized for the tax consequences of temporary differences by applying enacted tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities.  When it is determined that realization of deferred tax assets may be in doubt, a valuation allowance is recorded to reduce those assets to the amount which is more-likely-than-not realizable.  The effect on income taxes of a change in tax laws or rates is recognized in operations in the period that includes the enactment date.

Net Loss Per Share Attributable to Capitol:  Basic net loss per share attributable to Capitol is computed by dividing net loss attributable to Capitol by the weighted-average number of common shares outstanding, exclusive of unvested restricted shares outstanding.  Diluted net loss per share attributable to Capitol is based on the weighted-average number of common shares outstanding, plus common share equivalents calculated for stock options, warrants and restricted common stock outstanding using the treasury stock method.  Common stock equivalents are excluded from per-share computations to the extent they are antidilutive.

Comprehensive Loss:  Comprehensive loss is the sum of net loss and certain items which are charged or credited to stockholders' equity which, for Capitol, is the net change in the fair value adjustment for investment securities available for sale.  Accordingly, the elements and total of comprehensive loss are shown within the statement of changes in stockholders' equity.

New Accounting Standards:  In January 2010, an accounting standards update regarding fair value measurements and disclosures was issued to require more robust disclosures about (1) different classes of assets and liabilities measured at fair value, (2) valuation techniques and inputs used, (3) the activity in Level 3 fair-value measurements and (4) the transfers between Levels 1, 2, and 3 of fair-value estimates.  The new disclosures became effective for the Corporation beginning January 1, 2010, except for the disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair-value measurements which became effective beginning January 1, 2011.  These new disclosures did not have a material effect on the Corporation's consolidated financial statements upon implementation.

In July 2010, an accounting standards update was issued which requires significant new disclosures on a disaggregated basis about the allowance for loan losses and the credit quality of loans.  Under this standards update, a rollforward of the allowance for loan losses with the ending balance further disaggregated on the basis of the impairment methods used to establish loss estimates, along with the related ending loan balances and significant purchases and sales of loans during the period, are to be disclosed by portfolio segment or classification used for reporting purposes.  Additional disclosures are required by class of loan, including credit quality, aging of past-due loans, nonaccrual status and impairment information.  Disclosure of the nature and extent of troubled debt restructurings that occur during the period and their effect on the allowance for loan losses, as well as the effect on the allowance regarding troubled debt restructurings that occur within the prior 12 months that defaulted during the current reporting period, are also required.  The disclosures are to be presented at the level of disaggregation that management uses when assessing and monitoring the loan portfolio's risk and performance.

The majority of the disclosures under this new guidance, which are required as of the end of a reporting period, were first implemented in 2010 and are set forth in Note D.  The disclosure about activities that occur during a reporting period became effective January 1, 2011 and the disclosures about troubled debt restructurings became effective in the third quarter of 2011.  The adoption of the new guidance did not have an effect on the Corporation's consolidated financial statements upon implementation except for expanded disclosures therein as set forth in Note D.

In April 2011, an accounting standards update was issued clarifying what constitutes a troubled debt restructuring.  When performing the evaluation of whether a loan modification or restructuring constitutes a troubled debt restructuring, a creditor must separately conclude that both of the following exist: (1) the debtor is experiencing financial difficulties as defined by the guidance, and (2) the modification constitutes a concession.  This guidance also clarifies that a creditor is precluded from using the borrower's effective interest rate test when performing this evaluation.  For identification and disclosure purposes, this new guidance became effective beginning in the third quarter of 2011 and was applied retrospectively to modifications occurring on or after January 1, 2011.  As a result of implementing this new guidance in the third quarter of 2011, the Corporation reassessed all loan modifications or restructurings that occurred on or after January 1, 2011 to determine whether those loans are now considered troubled debt restructurings.  The implementation of this new guidance did not have a material effect on the Corporation's consolidated financial statements upon implementation except for expanded disclosures therein as set forth in Note D.

In April 2011, an accounting standards update was issued to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets on substantially the agreed upon terms.  This standard eliminates consideration of the transferor's ability to fulfill its contractual rights and obligations from the criteria, as well as related implementation guidance (i.e., that it possesses adequate collateral to fund substantially all the cost of purchasing replacement financial assets), in determining effective control, even in the event of default by the transferee.  Other criteria applicable to the assessment of effective control are not changed by this new guidance.  This new guidance will become effective January 1, 2012 and management does not expect it to have a material effect on the Corporation's consolidated financial statements upon implementation.

In May 2011, an accounting standards update was issued to amend the fair value measurement and disclosure requirements to explain how to measure fair value in certain instances, but it does not require additional fair value measurements.  Some of the amendments include clarification regarding the application of the highest and best use and valuation premise concepts, measuring the fair value of an instrument classified in a reporting entity's stockholders' equity, measuring the fair value of financial instruments that are managed within a portfolio, application of premiums and discounts in a fair value measurement and expanded disclosure requirements to include quantitative information about the unobservable inputs used in a fair value measurement that is categorized within Level 3 of the fair value hierarchy, as well as qualitative discussion about the sensitivity of recurring Level 3 fair value measurements.  This new guidance is effective prospectively beginning January 1, 2012 and management does not expect it will have a material effect on the Corporation's consolidated financial statements upon implementation.

In June 2011, an accounting standards update was issued to amend the options available for the presentation of other comprehensive income.  An entity will have the option to present the total of comprehensive income, the components of net income and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements.  An entity will no longer be able to present the components of comprehensive income as part of the statement of stockholders' equity.  Regardless of which presentation method an entity chooses, the entity is required to present on the face of the financial statements reclassification adjustments for items that are reclassified from other comprehensive income to net income in the statement(s), where the components of net income and the components of other comprehensive income are presented.  This new guidance is effective retrospectively for all annual and interim periods presented beginning January 1, 2012 and management does not expect it will have a material effect on the Corporation's consolidated financial statements upon implementation.  In October 2011, the FASB decided to defer the presentation of reclassification adjustments until further consideration.

A variety of proposed or otherwise potential accounting standards are currently under study by standard-setting organizations and various regulatory agencies.  Because of the tentative and preliminary nature of these proposed standards, management has not determined whether implementation of such proposed standards would be material to the Corporation's consolidated financial statements.

INVESTMENT SECURITIES	12 Months Ended
Dec. 31, 2011
INVESTMENT SECURITIES [Abstract]
INVESTMENT SECURITIES
NOTE C—INVESTMENT SECURITIES

Investments in Federal Reserve Bank and Federal Home Loan Bank stock are combined and classified separately from investment securities in the consolidated balance sheets and are restricted and may only be resold to, or redeemed by, the issuer.

Investment securities consisted of the following at December 31 (in $1,000s):

	2011		2010(1)
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Available for sale securities:
United States treasury	$4,004	$4,013	$503	$506
United States government agencies	9,805	9,819	12,664	12,681
Mortgage-backed	10,894	10,972	1,808	1,924
Municipalities	275	278	371	378
	24,978	25,082	15,346	15,489
Held for long-term investment:
CDBL III	973	973	463	463
Corporate	1,764	1,764	2,430	2,430
	2,737	2,737	2,893	2,893

	$27,715	$27,819	$18,239	$18,382

(1)	For comparative purposes, original balances as previously reported have been adjusted to exclude amounts related to discontinued operations.

At December 31, 2011, securities with a fair value approximating $1.0 million were pledged to secure public and trust deposits and securities with a fair value approximating $2.9 million were pledged for other purposes as required by law.  As discussed in Note I, investment securities with a fair value approximating $6.7 million were also pledged against short-term borrowings.

Securities held for long-term investment are not subject to the classification and accounting rules relating to most typical investments.  In addition, Capitol's corporate investments consist mostly of equity-method investments in non-public enterprises which, accordingly, are outside of the scope of accounting rules for most typical investments which often require use of estimated fair value.  Those entities, which are primarily involved in making equity investments in or financing small businesses, use the fair value method of accounting in valuing their investment portfolios.  Notwithstanding that those investments are outside of the scope of such accounting rules, they are included in Capitol's investment securities for financial reporting purposes to summarize all such securities together for reporting purposes.

Gross unrealized gains and losses on investment securities available for sale were as follows at December 31 (in $1,000s):

	2011		2010(1)
	Gains	Losses	Gains	Losses

United States treasury	$9		$3
United States government agencies	16	$2	18	$1
Mortgage-backed	93	16	116
Municipalities	4		7

	$122	$18	$144	$1

(1)	For comparative purposes, original balances as previously reported have been adjusted to exclude amounts related to discontinued operations.

The age of gross unrealized losses and carrying value (at estimated fair value) of securities available for sale are summarized below (in $1,000s):

	2011		2010
	Unrealized Loss	Carrying Value	Unrealized Loss	Carrying Value
One year or less:
United States government agencies	$2	$3,247	$1	$4,797
Mortgage-backed	16	6,680

	$18	$9,927	$1	$4,797

Management does not believe any individual unrealized loss as of December 31, 2011 represents an other-than-temporary loss (primarily due to such amounts being attributable to changes in interest rates).  Further, it does not intend to sell such securities and believes it is unlikely a sale would become required before the amortized cost can be recovered.

Gross realized gains and losses from sales and maturities of investment securities were insignificant for each of the periods presented.

Scheduled maturities of investment securities held as of December 31, 2011 were as follows (in $1,000s):

	Amortized Cost	Estimated Fair Value

Due in one year or less	$9,230	$9,253
After one year, through five years	4,876	4,882
After five years, through ten years	338	359
After ten years	10,534	10,588
Securities held for long-term investment, without stated maturities	2,737	2,737

	$27,715	$27,819

LOANS	12 Months Ended
Dec. 31, 2011
LOANS [Abstract]
LOANS
NOTE D—LOANS

Portfolio loans consisted of the following at December 31 (in $1,000s):

	2011	2010(1)

Loans secured by real estate:
Commercial	$973,045	$1,164,488
Residential (including multi-family)	363,802	437,411
Construction, land development and other land	117,736	178,214
Total loans secured by real estate	1,454,583	1,780,113
Commercial and other business-purpose loans	192,851	280,352
Consumer	13,813	18,500
Other	2,962	5,211
Total portfolio loans	1,664,209	2,084,176
Less allowance for loan losses	(92,529)	(130,062)

Net portfolio loans	$1,571,680	$1,954,114

(1)	For comparative purposes, original balances as previously reported have been adjusted to exclude amounts related to discontinued operations.

Loans serviced for the benefit of others, which are not recorded on the consolidated balance sheet, approximated $75.5 million and $105 million at December 31, 2011 and 2010, respectively.  Loan servicing assets are not material.

The following tables present the allowance for loan losses and the carrying amount of loans based on management's overall assessment of probable incurred losses, and should not be interpreted as an indication of future charge-offs:

	December 31, 2011
	Secured by Real Estate
	Commercial	Residential (including multi- family)	Construction, Land Development and Other Land	Commercial and Other Business- Purpose Loans	Consumer	Other	Total

Allowance for loan losses:
Individually evaluated
for impairment	$11,141	$4,305	$3,434	$3,740	$29		$22,649
Collectively evaluated
for probable incurred
losses	30,806	17,804	8,770	11,714	758	$28	69,880

Total allowance for
loan losses	$41,947	$22,109	$12,204	$15,454	$787	$28	$92,529

Portfolio loans:
Individually evaluated
for impairment	$173,165	$59,371	$40,013	$23,796	$63		$296,408
Collectively evaluated
for probable incurred
losses	799,880	304,431	77,723	169,055	13,750	$2,962	1,367,801

Total portfolio loans	$973,045	$363,802	$117,736	$192,851	$13,813	$2,962	$1,664,209

	December 31, 2010(1)
	Secured by Real Estate
	Commercial	Residential (including multi- family)	Construction, Land Development and Other Land	Commercial and Other Business- Purpose Loans	Consumer	Other	Total

Allowance for loan losses:
Individually evaluated
for impairment	$9,800	$5,568	$6,415	$6,055			$27,838
Collectively evaluated
for probable incurred
losses	40,217	30,154	12,452	18,605	$709	$87	102,224

Total allowance for
loan losses	$50,017	$35,722	$18,867	$24,660	$709	$87	$130,062

Portfolio loans:
Individually evaluated
for impairment	$171,362	$54,442	$52,734	$25,558	$22		$304,118
Collectively evaluated
for probable incurred
losses	993,126	382,969	125,480	254,794	18,478	$5,211	1,780,058

Total portfolio loans	$1,164,488	$437,411	$178,214	$280,352	$18,500	$5,211	$2,084,176

(1)	For comparative purposes, original balances as previously reported have been adjusted to exclude amounts related to discontinued operations.

Activity within the allowance for loan losses is summarized below (in $1,000s):

	2011	2010(1)	2009(1)

Balance at beginning of year	$130,062	$114,557	$69,065
Allowance for loan losses of acquired bank affiliate	2,380
Provision for loan losses charged to operations	41,362	148,275	158,589
Net charge-offs:
Loans charged-off (deduction)	(97,658)	(147,383)	(115,694)
Recoveries	16,383	14,613	2,597
Net charge-offs	(81,275)	(132,770)	(113,097)

Balance at end of year	$92,529	$130,062	$114,557

(1)	For comparative purposes, original balances as previously reported have been adjusted to exclude amounts related to discontinued operations.

	Year Ended December 31, 2011
	Secured by Real Estate
	Commercial	Residential (including multi- family)	Construction, Land Development and Other Land	Commercial and Other Business- Purpose Loans	Consumer	Other	Total

Beginning balance	$50,017	$35,722	$18,867	$24,660	$709	$87	$130,062

Acquired loan loss reserve	1,043	117	651	500	68	1	2,380

Charge-offs	(34,558)	(20,486)	(22,774)	(18,805)	(1,033)	(2)	(97,658)
Recoveries	5,033	2,898	4,462	3,746	238	6	16,383
Net charge-offs	(29,525)	(17,588)	(18,312)	(15,059)	(795)	4	(81,275)

Provision for loan
losses	20,412	3,858	10,998	5,353	805	(64)	41,362

Ending balance	$41,947	$22,109	$12,204	$15,454	$787	$28	$92,529

Nonperforming loans (i.e., loans which are 90 days or more past due and loans on nonaccrual status) at December 31 are summarized as follows (in $1,000s):

	2011	2010(1)
Nonaccrual loans:
Loans secured by real estate:
Commercial	$122,481	$147,852
Residential (including multi-family)	47,728	57,899
Construction, land development and other land	31,297	51,621
Total loans secured by real estate	201,506	257,372
Commercial and other business-purpose loans	18,002	28,926
Consumer	124	132
Total nonaccrual loans	219,632	286,430

Past due (>90 days) loans and accruing interest:
Loans secured by real estate:
Commercial	3,778	2,875
Residential (including multi-family)	259	1,484
Construction, land development and other land	--	2,380
Total loans secured by real estate	4,037	6,739
Commercial and other business-purpose loans	148	2,073
Consumer	38	38
Total past due loans	4,223	8,850

Total nonperforming loans	$223,855	$295,280

(1)	For comparative purposes, original balances as previously reported have been adjusted to exclude amounts related to discontinued operations.

If nonperforming loans had performed in accordance with their contractual terms during the year, estimated additional interest income of $17.8 million, $17.6 million and $16.8 million would have been recorded in 2011, 2010 and 2009, respectively.  Estimated interest income recognized on loans in nonaccrual status in 2011, 2010 and 2009 operations approximated $720,000, $407,000 and $1.0 million, respectively.

Impaired loans, which do not have an allowance requirement, include collateral-dependent loans for which direct write-downs have been made and, accordingly, no allowance requirement or allocation is necessary.  During 2011, 2010 and 2009, the average recorded investment in impaired loans approximated $331.5 million, $335.8 million and $223.0 million, respectively.  Interest income is recorded on impaired loans if not on nonaccrual status, or may be recorded on a cash basis in some circumstances, if such payments are not credited to principal.  In 2011, 2010 and 2009, interest income recorded on impaired loans approximated $13.8 million, $4.2 million and $1.0 million, respectively.

Impaired loans are summarized in the following tables (in $1,000s), based on loans which either have an allowance for loan losses recorded or no such allowance as of December 31, 2011 and 2010:

	December 31, 2011
	Carrying Value	Unpaid Principal Balance	Related Allowance for Loan Losses

With an allowance recorded:
Loans secured by real estate:
Commercial	$72,164	$83,433	$11,533
Residential (including multi-family)	33,649	38,238	5,744
Construction, land development and other land	16,980	22,940	3,764
Total loans secured by real estate	122,793	144,611	21,041
Commercial and other business-purpose loans	16,120	17,506	4,728
Consumer	166	173	95
	139,079	162,290	25,864
With no related allowance recorded:
Loans secured by real estate:
Commercial	107,709	148,926
Residential (including multi-family)	35,695	48,220
Construction, land development and other land	26,064	42,309
Total loans secured by real estate	169,468	239,455
Commercial and other business-purpose loans	11,828	17,146
Consumer	12	48
	181,308	256,649

Total	$320,387	$418,939	$25,864

	December 31, 2010(1)
	Carrying Value	Unpaid Principal Balance	Related Allowance for Loan Losses

With an allowance recorded:
Loans secured by real estate:
Commercial	$78,873	$128,277	$12,560
Residential (including multi-family)	38,671	46,250	10,881
Construction, land development and other land	22,997	46,770	8,032
Total loans secured by real estate	140,541	221,297	31,473
Commercial and other business-purpose loans	20,836	33,499	8,948
Consumer	155	181	96
	161,532	254,977	40,517
With no related allowance recorded:
Loans secured by real estate:
Commercial	103,355	167,864
Residential (including multi-family)	29,274	48,992
Construction, land development and other land	32,669	52,713
Total loans secured by real estate	165,298	269,569
Commercial and other business-purpose loans	13,343	22,333
Consumer	18	42
	178,659	291,944

Total	$340,191	$546,921	$40,517

(1)     For comparative purposes, original balances as previously reported have been adjusted to exclude amounts related to discontinued operations.

Included in total impaired loans as of December 31, 2011 and 2010 is $217.5 million and $112.7 million, respectively, of loans modified as troubled debt restructurings (see further discussion under troubled debt restructurings section of this Note).

For the year ended December 31, 2011, the average recorded investment in impaired loans and interest income recorded on impaired loans were as follows (in $1,000s):

	Average	Interest
	Recorded	Income
	Investment	Recorded

Commercial	$184,413	$7,616
Residential (including multi-family)	66,124	3,355
Construction, land development and other land	49,987	1,393
Total loans secured by real estate	300,524	12,364
Commercial and other business-purpose loans	30,618	1,375
Consumer	314	21
Other	1

Total	$331,457	$13,760

The following tables summarize the aging and amounts of past due loans as of December 31, 2011 and 2010 (in $1,000s):

	December 31, 2011
	Past Due Loans			Total
	(based on payment due dates)			Amount of
			Loans on	Loans More	Loans Either
	More Than		Nonaccrual	Than 29 Days	Current or
	29 Days,	More Than	Status	Past Due or on	Less Than	Total
	and Less Than	89 Days	(Generally, 90	Nonaccrual	30 Days	Portfolio
	90 Days	(Accruing)	Days or More)	Status	Past Due	Loans

Loans secured by real estate:
Commercial	$18,127	$3,778	$122,481	$144,386	$828,659	$973,045
Residential (including multi-
family)	5,376	259	47,728	53,363	310,439	363,802
Construction, land development
and other land	4,634		31,297	35,931	81,805	117,736
Total loans secured by real estate	28,137	4,037	201,506	233,680	1,220,903	1,454,583
Commercial and other business-
purpose loans	3,958	148	18,002	22,108	170,743	192,851
Consumer	479	38	124	641	13,172	13,813
Other					2,962	2,962

Total	$32,574	$4,223	$219,632	$256,429	$1,407,780	$1,664,209

	December 31, 2010(1)
	Past Due Loans			Total
	(based on payment due dates)			Amount of
			Loans on	Loans More	Loans Either
	More Than		Nonaccrual	Than 29 Days	Current or
	29 Days,	More Than	Status	Past Due or on	Less Than	Total
	and Less Than	89 Days	(Generally, 90	Nonaccrual	30 Days	Portfolio
	90 Days	(Accruing)	Days or More)	Status	Past Due	Loans

Loans secured by real estate:
Commercial	$26,929	$2,875	$147,852	$177,656	$986,832	$1,164,488
Residential (including multi-
family)	12,381	1,484	57,899	71,764	365,647	437,411
Construction, land development
and other land	6,046	2,380	51,620	60,046	118,168	178,214
Total loans secured by real estate	45,356	6,739	257,371	309,466	1,470,647	1,780,113
Commercial and other business-
purpose loans	8,288	2,073	28,926	39,287	241,065	280,352
Consumer	548	38	132	718	17,782	18,500
Other					5,211	5,211

Total	$54,192	$8,850	$286,429	$349,471	$1,734,705	$2,084,176

(1)	For comparative purposes, original balances as previously reported have been adjusted to exclude amounts related to discontinued operations.

Capitol categorizes loans into risk categories based on relevant information about the ability of borrowers to service their debt obligations based on:  current financial information, aging analysis, historical payment experience, credit documentation and public information, among other factors.  Capitol analyzes loans individually by dollar value and by classifying the loans as to credit risk.  This analysis generally includes all loans and is generally performed at least quarterly.  Capitol uses the following definitions for its loan risk ratings:

Pass.  Loans classified with a pass rating have been deemed to have acceptable credit quality by bank management.

Watch.  Loans classified as watch have a potential weakness that deserves management's close attention.  If not improved, those potential weaknesses may result in deterioration of the repayment prospects for the loan in the future.

Substandard.  Loans classified as substandard are inadequately protected by the borrower's current net worth, paying capacity of the borrower or the fair value of collateral.  Loans so classified have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt obligation by the borrower.  These are characterized by the reasonable possibility that some loss will be sustained if the deficiencies are not favorably resolved.

Based on management's most recent analysis, the risk categories of loans are summarized as follows (in $1,000s):

	December 31, 2011
	Pass			Total Portfolio Loans
		Watch	Substandard

Loans secured by real estate:
Commercial	$662,963	$94,151	$215,931	$973,045
Residential (including multi-family	250,750	32,631	80,421	363,802
Construction, land development
and other land	59,249	12,592	45,895	117,736
Total loans secured by real estate	972,962	139,374	342,247	1,454,583
Commercial and other business-
purpose loans	145,498	14,641	32,712	192,851
Consumer	12,715	578	520	13,813
Other	2,668	294		2,962

Total	$1,133,843	$154,887	$375,479	$1,664,209

	December 31, 2010(1)
	Pass			Total Portfolio Loans
		Watch	Substandard

Loans secured by real estate:
Commercial	$805,100	$109,065	$250,323	$1,164,488
Residential (including multi-family	309,289	34,334	93,788	437,411
Construction, land development
and other land	86,612	22,595	69,007	178,214
Total loans secured by real estate	1,201,001	165,994	413,118	1,780,113
Commercial and other business-
purpose loans	200,570	22,166	57,616	280,352
Consumer	17,134	967	399	18,500
Other	4,871	340		5,211

Total	$1,423,576	$189,467	$471,133	$2,084,176

(1)	For comparative purposes, original balances as previously reported have been adjusted to exclude amounts related to discontinued operations.

Troubled Debt Restructurings

Capitol has designated a troubled debt restructuring as a loan that has been modified because the borrower is experiencing financial difficulty and the loan meets one or more of the following criteria:

1.
An extension or renewal of a substandard rated loan with no change in rate or terms, and the terms provided are not representative of current market rates for credits with similar risk characteristics;

2.
A loan modification where the repayment terms are modified for a specific period of time in order to allow the borrower to liquidate or dispose of the related collateral to provide the ability to pay the loan off in full;

3.	Modification of the interest rate for a defined period of time in order to allow the borrower to repay the debt, based on current cash flow sources;
4.	A loan modified to an "interest only" structure for a period of time that will result in the loan being paid off, returned to the contracted terms or refinanced; or
5.	A modification of a loan into an A/B note structure, where the A note is at market rate terms and conditions, and the B note has been charged off.

Loans modified and classified as troubled debt restructurings are impaired loans.  Each loan that is designated as a troubled debt restructuring is individually evaluated for impairment to determine the specific reserve to be established.  The specific reserve is determined using the discounted cash flow method, the collateral dependency method or, when available, the observable market price method, and is calculated as the difference between the carrying value of the loan and the result of the impairment measurement method.

The loan portfolios contain primarily three categories of troubled debt restructurings, (1) loans for which the rate or terms have been modified (2) loans for which the rate or terms have not been modified but the loan was extended or renewed, and (3) loans that have been modified with interest only terms.  The following are the factors that enter into the determination of the specific reserve for each of these categories:

Loans for which the rate or terms have been modified:  The specific reserve for loans in this category, for which the repayment ability is based on the cash flows of the borrower, is determined using a discounted cash flow analysis.  The discount period used is based on when the bank believes, based on cash flows from the borrower or project, that the credit will be paid in full.  The period used is generally based on a defined cash flow event that is projected to occur in the future.  For an event which will result in a paydown allowing for a refinance, the discount period would be the number of months until the refinance.  If an event for paydown or refinance cannot be documented, a discount period that will result in the cash flows from the borrower reducing the loan balance down to the collateral value is used.  The specific reserve for loans in this category that have been deemed collateral dependent is determined using the collateral dependency method.

Loans for which there has been no rate or term modification:  If there has been no change in the rate and term, a discounted cash flow analysis using the same terms would not, in most cases, yield a specific reserve allocation commensurate with loans in the general allowance account that have similar risk characteristics with respect to payment default but that have not been modified and are a troubled debt restructuring.  In the determination of the specific reserve for this category of loans, the appropriate general pool loss reserve factor is used as a baseline with adjustments made based on known circumstances that may affect the collectability of the loan.  Any increase or decrease to the baseline general allowance reserve factor is determined based on the loss experience for loans with similar risk characteristics and probabilities of default.

Loans that have interest only terms:  Unless there is a specific event that can be documented which will result in the loan being paid, returned to the original contract terms or refinanced, these loans are treated as collateral-dependent and the specific reserve is based on the net value of the collateral held.

The following table summarizes loans modified as troubled debt restructurings during the year ended December 31, 2011 (in $1,000s):

	Number of Contracts	Pre-restructuring Outstanding Recorded Investment	Post-restructuring Outstanding Recorded Investment	Loan Loss Reserve
Troubled debt restructurings:
Loans secured by real estate:
Commercial	207	$103,032	$76,572	$4,654
Residential	209	39,060	34,183	2,686
Construction, land development
and other	54	15,148	11,809	1,052
Total loans secured by
real estate	470	157,240	122,564	8,392
Commercial and other business-
purpose loans	125	17,367	12,548	2,414
Consumer	6	325	54	12

Total	601	$174,932	$135,166	$10,818

Of the amounts in the table above, approximately $74 million, or 55%, and 283 contracts, or 47%, are substandard rated loans that were extended or renewed with no change in rate or terms, and the terms provided were not representative of current market rates for loans with similar risk characteristics.  The remainder of the troubled debt restructuring pool constitutes loans where repayment terms and/or interest rates were modified, or the loan was modified to an "interest only" structure.

A payment default is determined when a loan is 90 days or more past due.  The following table summarizes loans modified as troubled debt restructurings in the last twelve months for which there was a payment default during the year ended December 31, 2011 (in $1,000s):

	Number of Contracts	Recorded Investment
Troubled debt restructurings that
subsequently defaulted:
Loans secured by real estate:
Commercial	62	$25,946
Residential	60	8,857
Construction, land development
and other	25	5,806
Total loans secured by
real estate	147	40,609
Commercial and other business-
purpose loans	20	3,558

Total	167	$44,167

Troubled debt restructurings which have a payment default are subject to a similar credit risk evaluation as other loans that are in default.  Generally, loans that are in payment default are moved to collateral dependency as the source of repayment, and the determination of the specific reserve for these loans is based on the net value of the collateral held.

The total amount of troubled debt restructurings as of December 31, 2011 is detailed in the following table by loan type and accrual status (in $1,000s):

	Troubled Debt Restructurings at December 31, 2011
	On Non-Accrual Status	On Accrual Status	Total

Loans secured by real estate:
Commercial	$65,814	$57,392	$123,206
Residential (including multi-family)	27,105	21,616	48,721
Construction, land development and
other land	15,475	11,748	27,223
Total loans secured by real estate	108,394	90,756	199,150
Commercial and other business-purpose
loans	8,336	9,945	18,281
Consumer		54	54

Total	$116,730	$100,755	$217,485

RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2011
RELATED PARTY TRANSACTIONS [Abstract]
RELATED PARTY TRANSACTIONS
NOTE E—RELATED PARTY TRANSACTIONS

In the ordinary course of business, Capitol's banking subsidiaries make loans to officers and directors of the Corporation and its subsidiaries, including their immediate families and companies in which they are principal owners.  At December 31, 2011 and 2010, total loans outstanding to these persons were $44.2 million and $56.1 million, respectively.  During 2011, $16.1 million of new loans were made to these persons, and repayments and other reductions (including bank divestitures) totaled $28.0 million.  Such loans were made at the banking subsidiaries' normal credit terms.

Officers and directors of Capitol (and their associates, family and/or affiliates) are also depositors of the banking subsidiaries.  Such deposits, which approximated $28.5 million and $27.6 million at December 31, 2011 and 2010, respectively, are accepted based upon the banks' normal terms as to interest rate, term and deposit insurance.

During 2009, certain subsidiaries ceased to be controlled by Capitol and, accordingly, were deconsolidated (see Note T) although such subsidiaries continue to be related parties of Capitol.

PREMISES AND EQUIPMENT	12 Months Ended
Dec. 31, 2011
PREMISES AND EQUIPMENT [Abstract]
PREMISES AND EQUIPMENT
NOTE F—PREMISES AND EQUIPMENT

Major classes of premises and equipment consisted of the following at December 31 (in $1,000s):

	2011	2010(1)

Land, buildings and improvements	$19,544	$19,546
Leasehold improvements	16,819	17,016
Equipment, furniture and software	37,631	38,396
	73,994	74,958
Less accumulated depreciation	(46,574)	(43,243)

	$27,420	$31,715

(1)    For comparative purposes, original balances as previously reported have been adjusted to exclude amounts related to discontinued operations.

Capitol and certain subsidiaries rent office space and equipment under operating leases.  Rent expense (net of sublease income) under these lease agreements approximated $5.9 million, $7.6 million and $7.4 million in 2011, 2010 and 2009, respectively (including rent expense approximating $2.2 million, $1.8 million and $1.7 million in 2011, 2010 and 2009, under leases with related parties).

At December 31, 2011, future minimum rental payments under operating leases that have initial or remaining noncancelable lease terms in excess of one year were as follows (in $1,000s):

2012	$7,138
2013	6,252
2014	5,886
2015	5,095
2016	3,968
2017 and thereafter	8,727

$37,066

GOODWILL	12 Months Ended
Dec. 31, 2011
GOODWILL [Abstract]
GOODWILL
NOTE G—GOODWILL

Capitol's review for potential goodwill impairment has been performed annually as of November 30th by comparing estimated entity fair value to its net assets.  This review was performed at the applicable subsidiary reporting-unit level which has recorded goodwill resulting from specific share-exchange transactions or acquisitions and on a consolidated basis.  An interim review for potential goodwill impairment becomes necessary when events or changes in circumstances indicate potential for impairment between annual review dates.

Capitol's annual review for potential goodwill impairment in 2010 concluded that all of its recorded goodwill (approximately $64.5 million, including $4.8 million from discontinued operations) was deemed to be impaired.  Accordingly, such amount was written-off as of December 31, 2010.

Management's decision to write-off all goodwill as being impaired at that date was based, in part, upon the following macro-basis considerations:

•
A dramatic decline in Capitol's aggregate market-capitalization, i.e., the computational result of multiplying the number of Capitol's common shares outstanding by the per-share market price of such common stock (estimated fair value).

•	Capitol's tangible-equity deficit (total equity, less goodwill, prior to recording any goodwill impairment for 2010).
•
Pricing information from merger and acquisition transactions within the banking industry in the United States of America during 2010, as a multiple of tangible equity, and application of such multiple to Capitol's tangible-equity deficit prior to recording any goodwill impairment for 2010.

Management also evaluated whether events or circumstances earlier in 2010 suggested an interim review for impairment might be necessary.  An interim review for potential impairment was not considered necessary due to the absence of events or changes in Capitol's and its subsidiary reporting units' circumstances (since the preceding annual review in late 2009).  Such conclusion was confirmed by the macro-basis considerations discussed in the preceding paragraph, in addition to reporting unit-level (subsidiaries) analyses, which did not arise until the fourth quarter of 2010.

In 2009, however, events or changes in circumstances warranted an interim review for potential impairment of goodwill, which concluded that an interim write-down of goodwill of $1.5 million was appropriate.  The total amount of goodwill impairment recorded for the year ended December 31, 2009 approximated $3.4 million.

Amounts recorded as goodwill impairment are reflected within noninterest expense as a non-cash charge to operations, when determined.

DEPOSITS	12 Months Ended
Dec. 31, 2011
DEPOSITS [Abstract]
DEPOSITS
NOTE H—DEPOSITS

The aggregate amount of time deposits of $100,000 or more approximated $635 million and $765 million as of December 31, 2011 and 2010, respectively.

At December 31, 2011, scheduled maturities of time deposits were as follows (in $1,000s):

2012	$823,037
2013	197,989
2014	51,356
2015	31,712
2016	22,772
2017 and thereafter	732

$1,127,598

NOTES PAYABLE AND SHORT-TERM BORROWINGS	12 Months Ended
Dec. 31, 2011
NOTES PAYABLE AND SHORT-TERM BORROWINGS [Abstract]
NOTES PAYABLE AND SHORT-TERM BORROWINGS
NOTE I—NOTES PAYABLE AND SHORT-TERM BORROWINGS

Notes payable and short-term borrowings consisted of the following at December 31 (in $1,000s):

	2011	2010(1)

FHLB borrowings	$46,955	$98,221
Promissory notes	12,490	8,431
Repurchase agreements	733	1,137

	$60,178	$107,789

(1)    For comparative purposes, original balances as previously reported have been adjusted to exclude amounts related to discontinued operations.

FHLB borrowings represent advances secured by certain portfolio loans and other eligible collateral.  Such advances become due at varying dates and bear interest at market short-term rates (approximately 1.58% at December 31, 2011).  At December 31, 2011, unused lines of credit under these facilities approximated $123.9 million.  Assets pledged to secure these credit facilities consisted of portfolio loans in the amount of $328.6 million and investment securities with a market value of $4.6 million at December 31, 2011.  Continued availability of the FHLB credit facilities is subject to the FHLB's review of the banks' credit worthiness.  Assets pledged to secure the repurchase agreements consisted of investment securities with a fair market value of $2.1 million at December 31, 2011.

During 2008, Capitol completed a private offering of 9% promissory notes.  The promissory notes were purchased by accredited investors, including certain related parties of Capitol.  The promissory notes mature in 2013.  Interest is payable quarterly and the promissory notes became callable in 2010.  In 2010, Capitol extinguished approximately $4.6 million in promissory notes in exchange for 1,374,000 shares of common stock resulting in a gain of $1.3 million.  At December 31, 2011 and 2010, the balance of these promissory notes was approximately $8.4 million.

In October 2011, Capitol terminated an aircraft lease and issued a promissory note for the remaining balance of that lease.  Interest is payable monthly at an annual rate of 10% and the note matures in 2016.  At December 31, 2011, the balance of this promissory note was approximately $4.1 million.

At December 31, 2011, scheduled debt maturities of notes payable and short-term borrowings were as follows (in $1,000s):

2012	$41,321
2013	11,194
2014	890
2015	927
2016	846
2017 and thereafter	5,000

$60,178

SUBORDINATED DEBENTURES	12 Months Ended
Dec. 31, 2011
Subordinated Debentures [Abstract]
SUBORDINATED DEBENTURES
NOTE J—SUBORDINATED DEBENTURES

Subordinated debt relates to trust-preferred securities issued by Capitol which are summarized as follows at December 31 (in $1,000s):

			Aggregate
	Current	Scheduled	Liquidation	Net Carrying Amount
	Interest Rate	Maturity	Amount	2011	2010

Capitol Trust I	8.50% fixed	2027	$13,494	$13,186	$24,687
Capitol Trust II	10.25% fixed	2031	10,000	9,803	9,793
Capitol Statutory Trust III	4.01% variable	2031	15,000	14,706	14,691
Capitol Trust IV	4.05% variable	2032	3,000	2,931	2,928
Capitol Trust VI	3.70% variable	2033	10,000	9,787	9,777
Capitol Trust VII	7.78% fixed	2033	10,000	9,891	9,886
Capitol Statutory Trust VIII	3.51% variable	2033	20,000	19,715	19,702
Capitol Trust IX	7.69% fixed	2034	10,000	9,952	9,950
Capitol Trust X	6.55% fixed	2037	33,000	33,000	33,000
Capitol Trust XI	2.20% variable	2037	20,000	20,000	20,000
Capitol Trust XII	10.50% fixed	2038	6,802	6,185	13,172

			$151,296	$149,156	$167,586

Securities of Capitol Trust I and XII were issued in public offerings in 1997 and 2008, respectively.  All other Capitol Trust securities were formed in conjunction with private placements of trust-preferred securities.  Each of these securities has similar terms and, subject to certain provisions, may be called by Capitol five years after issuance.  The liquidation amount of these securities is guaranteed by Capitol.

On January 31, 2011, Capitol accepted for exchange 1,180,602 of the 2,530,000 outstanding shares of trust-preferred securities of Capitol Trust I and 773,934 of the 1,454,100 outstanding shares of trust-preferred securities of Capitol Trust XII and, pursuant to the related exchange offer, issued approximately 19.5 million previously-unissued shares of Capitol's common stock.  This exchange resulted in the retirement of approximately $19.5 million aggregate liquidation amount of the trust-preferred securities on a combined basis and eliminated approximately $3.4 million of accrued interest payable associated with the retired securities, which collectively increased Capitol's equity and regulatory capital by $21.9 million, including a gain on the transaction of approximately $16.9 million.

Interest paid to the trusts by Capitol (which is recorded as interest expense in its consolidated financial statements) is distributed by the trusts to the holders of the trust-preferred securities.  Under certain conditions, Capitol may defer payment of interest on the subordinated debentures for periods of up to five years and, in 2009, Capitol elected to defer such interest payments.  During deferral periods, Capitol is prohibited from paying dividends on its common stock (subject to certain exceptions) and continues to accrue interest payable on such securities.  As of December 31, 2011 and 2010, accrued interest on such securities approximated $27.6 million and $20.8 million, respectively.  Holders of the trust-preferred securities will recognize current taxable income relating to the deferred interest payments.  Pursuant to a regulatory agreement, Capitol is currently prohibited from payment of interest on its trust-preferred securities without prior approval (see Note R).

Upon termination of a deferral-period, all prior accrued and unpaid interest becomes immediately due and payable to holders of the securities at that time.

Documents governing the trusts give holders of the securities preference on liquidation over the holders of Capitol's common stock.  Under current regulatory guidelines, none of Capitol's trust-preferred securities are included as qualifying regulatory capital as of December 31, 2011 and 2010.  When the trust-preferred securities were issued, and at December 31, 2009, they were treated as qualifying regulatory capital.

STOCKHOLDERS' EQUITY AND STOCK-BASED COMPENSATION	12 Months Ended
Dec. 31, 2011
STOCKHOLDERS' EQUITY AND STOCK-BASED COMPENSATION [Abstract]
STOCKHOLDERS' EQUITY AND STOCK-BASED COMPENSATION
NOTE K—STOCKHOLDERS' EQUITY AND STOCK-BASED COMPENSATION

In March 2011, Capitol's articles of incorporation were amended to increase its number of authorized shares from 70 million to 1.52 billion, of which 1.5 billion shares are classified as common stock and 20 million are classified as preferred stock.  Such amendment was approved at a special meeting of holders of the Corporation's common stock.  At that special meeting, a future reverse stock split at a later date was authorized, subject to the discretion of Capitol's board of directors as to the provisions of such reverse stock split, if any.

On June 30, 2010, Capitol issued an aggregate 95,000 shares of its Series A Noncumulative Perpetual Preferred Stock.  Of that aggregate issuance, 44,020 shares were issued to a consolidated subsidiary of Capitol and, accordingly, have been eliminated in consolidation.  The remaining 50,980 shares were issued to a bank-development company which is an unconsolidated affiliate of Capitol.  The liquidation preference of the shares issued is $100 per share, with an aggregate issuance of $9.5 million of which $4.4 million has been eliminated upon consolidation.  The Series A Preferred Stock is nonvoting and callable at Capitol's option after 36 months from date of issuance at $100 per share plus any accrued dividends.  Dividends on such shares are payable only when and if declared by Capitol's board of directors based on an annual rate of 6%.

In April 2010, Capitol completed an offering of 2.5 million shares of previously-unissued common stock and warrants for the purchase of 1.25 million additional shares of common stock, resulting in net proceeds approximating $6.8 million with a corresponding increase to Capitol's stockholders' equity.  The warrants have an exercise price of $3.50 per warrant and expire in 2013.

Warrants for the purchase of 75,719 shares of Capitol's common stock, which were issued in 2009, were outstanding at December 31, 2011 and expire May 31, 2012.  The exercise price is $20.37 per warrant.

Shares of restricted common stock of the Corporation have been granted to certain officers.  Compensation expense related to such restricted stock approximated $323,000 in 2011, $655,000 in 2010 and $495,000 in 2009.  There were no tax benefits associated with such compensation expense in 2011, 2010 and 2009.  Future compensation expense related to unvested restricted common stock grants as of December 31, 2011 approximates $174,000 (based on grants through December 31, 2011), to be recorded ratably over a period of approximately 4.0 years, based on the weighted-average remaining vesting period at that date.

Activity in unvested restricted common stock is summarized as follows:

	2011		2010		2009
	Restricted Shares	Weighted- Average Grant Date Fair Value	Restricted Shares	Weighted- Average Grant Date Fair Value	Restricted Shares	Weighted- Average Grant Date Fair Value

Unvested at January 1	310,216	$5.58	144,943	$22.14	136,490	$29.55
Granted	--	--	224,720	1.38	37,000	1.70
Vested	(240,794)	3.58	(28,372)	31.25	(19,847)	29.53
Forfeited	(48,600)	10.52	(31,075)	29.00	(8,700)	34.69

Unvested at December 31	20,822	$17.21	310,216	$5.58	144,943	$22.14

Stock options have been granted to certain officers and directors which provide for the purchase of shares of the Corporation's common stock.  Generally, stock options are granted at an exercise price equal to the fair value of common stock on the grant date.  All such stock options expire at varying periods up to seven years after the grant date.  Stock option activity is summarized as follows:

	Number Outstanding	Exercise Price Range			Weighted Average Exercise Price

Outstanding at January 1, 2009	2,374,159	$13.50	to	$46.20	$28.28
Granted in 2009	404,022	2.01	to	6.04	2.70
Cancelled or expired in 2009	(273,698)	13.50	to	34.52	24.03
Outstanding at December 31, 2009	2,504,483	2.01	to	46.20	24.61

Granted in 2010	206,656	1.78	to	1.96	1.95
Exercised in 2010	(10,000)	2.01	to	2.01	2.01
Cancelled or expired in 2010	(955,537)	2.01	to	46.20	25.57
Outstanding at December 31, 2010	1,745,602	1.78	to	46.20	21.53

Granted in 2011	755,000	0.06	to	0.09	0.06
Cancelled or expired in 2011	(337,168)	1.78	to	37.48	24.32
Outstanding at December 31, 2011	2,163,434	$0.06	to	$46.20	$13.61

There was no aggregate intrinsic value of exercised stock options as of December 31, 2011, 2010 and 2009.

Stock options with an aggregate fair value of $33,000 and $255,000 were granted in 2011 and 2010, respectively.  Fair value was computed using a Black-Scholes valuation model.

Fair value assumptions included the following:

	2011	2010	2009

Risk-free interest rate	0.85% and 0.88%	2.01% and 2.62%	2.62%
Stock price volatility	0.99 and 1.23	0.85 and 0.76	0.76
Dividend yield	--	--	--
Expected option life	5 years and 3.37 years	4.5 years and 5 years	5 years

Compensation expense related to stock options approximated $16,000 in 2011, $301,000 in 2010 and $855,000 in 2009, and associated tax benefits approximated $6,000 in 2011, $106,000 in 2010 and $299,000 in 2009 (before valuation allowance, see Note N).  Future compensation expense relating to stock options outstanding as of December 31, 2011 is insignificant.

As of December 31, 2011, substantially all outstanding stock options were vested, currently exercisable and had a weighted average remaining contractual life of 2.61 years (except for stock options granted in 2011 which become vested and exercisable in 2012).  The following table summarizes stock options outstanding and segregated by exercise price range as of December 31, 2011:

		Weighted Average
Exercise Price Range	Number Outstanding	Exercise Price	Remaining Contractual Life

$0.00 to 5.99	1,220,740	$0.80	3.55 years
$6.00 to 9.99	69,521	6.04	4.10 years
$15.00 to 19.99	79	16.40	0.21 years
$20.00 to 24.99	196,200	21.91	2.69 years
$30.00 to 34.99	341,898	32.31	0.42 years
$35.00 or more	334,996	37.91	1.05 years

	2,163,434	$13.61

Cash received from optionees upon exercise of stock options approximated $20,000 in 2010 (none in 2011 and 2009) and there were no tax benefits realized in 2011, 2010 and 2009.

DIVESTITURES OF BANKS AND DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2011
DIVESTITURES OF BANKS AND DISCONTINUED OPERATIONS [Abstract]
DIVESTITURES OF BANKS AND DISCONTINUED OPERATIONS
NOTE L—DIVESTITURES OF BANKS AND DISCONTINUED OPERATIONS

In 2011, Capitol completed the following sales of bank subsidiaries (in $1,000s):

		Sale
	Date Sold	Proceeds	Gain (Loss)

Bank of Tucson – main office(1)	January 24, 2011	$4,567	$4,418
Bank of Fort Bend(2)	March 30, 2011	4,315	1,445
Community Bank of Rowan(3)	April 19, 2011	4,845	(1,298)
Bank of the Northwest/Sunrise Bank(3)	July 28, 2011	24,113	184
Bank of Feather River(2)	October 3, 2011	3,272	(240)
Evansville Commerce Bank(2)	October 7, 2011	2,321	48
Bank of Las Colinas(2)	October 27, 2011	3,884	938

		$47,317	$5,495

(1)	Previously a wholly-owned subsidiary of Capitol. Sale proceeds represent the net premium received from the assumption of liabilities and acquisition of assets transaction.
(2)	Previously a majority-owned subsidiary of a bank-development subsidiary controlled by Capitol.
(3)	Previously a majority-owned subsidiary of Capitol.

In 2010, Capitol completed the sale of 11 bank subsidiaries for $76.1 million in sales proceeds and a net gain of $15.8 million.  In 2009, Capitol completed the sale of one bank subsidiary for $9.5 million in sale proceeds and a net gain of $1.2 million.

In addition to completed sales transactions, Capitol has entered into definitive agreements to sell its interests (or controlling interests held by bank-development subsidiaries) in the following institutions which are pending:  Bank of Maumee, Bank of Michigan, First Carolina State Bank and Pisgah Community Bank.  The pending bank sales are subject to regulatory approval and other contingencies.  If completed, those pending bank divestitures would result in Capitol receiving estimated proceeds approximating $5.7 million and an estimated loss on sale of approximately $1.2 million.

In January 2012, Capitol completed the sale of Mountain View Bank of Commerce with aggregate proceeds of $4.1 million and an approximate gain of $126,000.  Assets, liabilities and results of operations of Mountain View Bank of Commerce are reflected as part of discontinued operations for the periods presented.

The results of operations of bank subsidiaries sold in 2011 (and Mountain View Bank of Commerce sold in early 2012), summarized in the preceding table, together with the results of operations of Adams Dairy Bank, Bank of Belleville, Bank of San Francisco, Community Bank of Lincoln, Fort Collins Commerce Bank, Larimer Bank of Commerce, Loveland Bank of Commerce, Napa Community Bank, Ohio Commerce Bank, Southern Arizona Community Bank and USNY Bank which were sold in 2010, and Bank of Santa Barbara and Yuma Community Bank which were sold in 2009, and Summit Bank of Kansas City which was deconsolidated on September 30, 2009, are classified as discontinued operations, which include the following components on a combined basis (in $1,000s):

	2011	2010	2009

Interest income	$21,030	$76,457	$102,979
Interest expense	3,203	15,085	27,731
Net interest income	17,827	61,372	75,248
Provision for loan losses	2,514	16,077	32,091
Net interest income after provision
for loan losses	15,313	45,295	43,157
Noninterest income, excluding gain
on sale of bank subsidiaries	1,815	5,158	7,069
Gain on sale of bank subsidiaries	5,495	15,784	1,187
Noninterest expense	14,546	46,812	51,349
Income before income taxes	8,077	19,425	64
Less income tax expense	2,129	9,314	10,877
Net income (loss) from discontinued
operations	5,948	10,111	(10,813)
Net loss (income) attributable to
noncontrolling interests	(23)	1,928	22,902
Net income from discontinued
operations attributable to Capitol
Bancorp Limited	$5,925	$12,039	$12,089
Net income from discontinued
operations per common share
attributable to Capitol Bancorp
Limited	$0.15	$0.60	$0.70

Assets and liabilities of discontinued operations as of December 31 are summarized below (in $1,000s):

	2011	2010		2011	2010
Assets:			Liabilities:
Cash and cash equivalents	$9,898	$200,164	Noninterest-bearing
Investment securities		12,657	deposits	$7,371	$216,975
Federal Home Loan Bank			Interest-bearing deposits	34,336	650,772
stock	293	3,708	Total deposits	41,707	867,747
Portfolio loans	40,060	746,870	Debt obligations
Less allowance for loan			Other liabilities	2,431	17,063
losses	(751)	(19,739)
Net portfolio loans	39,309	727,131		$44,138	$884,810
Premises and equipment	381	7,657
Other real estate owned	1,009	7,563
Other assets	775	13,534

	$51,665	$972,414

EMPLOYEE RETIREMENT PLANS	12 Months Ended
Dec. 31, 2011
EMPLOYEE RETIREMENT PLANS [Abstract]
EMPLOYEE RETIREMENT PLANS
NOTE M—EMPLOYEE RETIREMENT PLANS

The Corporation has a contributory employee retirement savings 401(k) plan (the "Plan") which covers substantially all full-time employees, over age 21, of Capitol and certain subsidiaries.  The Plan provides for employer contributions in amounts determined annually by Capitol's board of directors.  Eligible employees make voluntary contributions to the Plan.  Employer contributions to the Plan, a partial match based on employee contributions (1%, subject to certain limitations in 2011; none in 2010 and 2009), charged to expense for the year ended December 31, 2011 approximated $312,000 (none in 2010 and 2009).

Prior to 2011, Capitol also had a defined contribution employee stock ownership plan ("ESOP") which covered substantially all employees of Capitol and certain subsidiaries.  Effective January 1, 2011, the ESOP was merged with and into Capitol's 401(k) plan to reduce future administrative and compliance costs.  There were no ESOP contributions charged to expense in 2010 and 2009.

INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES [Abstract]
INCOME TAXES
NOTE N—INCOME TAXES

Income taxes include the following components (in $1,000s):

	2011	2010	2009
Federal:
Current expense (benefit)	$1,532	$3,638	$(43,594)
Deferred expense (benefit)	(1,082)	(1,403)	(39,173)
	450	2,235	(82,767)
State:
Current expense (benefit)	(649)	545	868
Deferred expense (benefit)	(810)	(720)	(4,181)
	(1,459)	(175)	(3,313)
	(1,009)	2,060	(86,080)
Establishment of valuation allowance for deferred tax assets not meeting the more- likely-than-not criteria for realization			104,498

Income tax expense (benefit)	$(1,009)	$2,060	$18,418

In addition to state income taxes, certain states in which the banks operate impose taxes based on measures other than income.  Tax expense associated with those jurisdictions approximated $464,500 in 2011 ($670,000 in 2010 and $646,000 in 2009) and is excluded from income tax expense (included as a component of other noninterest expense).

Federal income taxes paid in 2011, 2010 and 2009 approximated $278,000, $715,000 and $1.0 million, respectively.  State income taxes approximating $84,000 were paid in 2011 ($62,000 was paid in 2010 and $85,000 was paid in 2009).

Differences between income tax expense recorded and amounts computed using the statutory tax rate (in $1,000s) are reconciled below based on operating results (including discontinued operations):

	2011	2010	2009

Federal income tax benefit computed at statutory rate of 35%	$(18,527)	$(88,306)	$(86,143)
State income taxes benefit	(9,744)	(10,297)	(3,313)
Valuation allowance on deferred state income tax assets	8,285	10,122	8,622
Federal tax effect of:
Amortization of intangibles			1,213
State income taxes	3,411	3,604	1,160
Valuation allowance on state taxes	(2,900)	(3,543)	(3,018)
Valuation allowance recorded for deferred federal income tax assets	23,559	78,162	95,876
Other	(5,093)	12,318	4,021

Total income tax expense (benefit)	$(1,009)	$2,060	$18,418

Capitol had a valuation allowance for deferred income tax assets to reduce such net assets to an amount which was deemed to be realizable on a more-likely-than-not basis as of December 31, 2011 and 2010.  The valuation allowance may reduce income tax expense accrual requirements to the extent of Capitol's profitability in future periods.

Net deferred income tax assets, a component of other assets, consisted of the following at December 31 (in $1,000s):

	2011	2010

Allowance for loan losses	$37,086	$57,556
Net operating losses of subsidiaries	124,613	97,739
Deferred compensation	1,060	2,519
Depreciation	(1,858)	(2,827)
Start-up costs of de novo banks	1,043	2,597
Fair value adjustment for investment securities available for sale	(36)	(81)
Other real estate owned	16,585	14,159
Net deferred costs of loan originations	(448)	(1,740)
Unaccrued interest income on nonperforming loans	7,021	7,466
Other, net	21,766	14,729
	206,832	192,117
Less valuation allowance	(205,875)	(190,308)

	$957	$1,809

Capitol and most of its subsidiaries have federal and state net operating loss carryforwards which may reduce income taxes payable in future periods, which have been recognized for deferred tax purposes (subject to a valuation allowance) and, as of December 31, 2011, expire as follows (in $1,000s):

	Federal	State
2013-2015		$107,082
2016-2018		24,962
2019-2021	$12	2,922
2022-2024	496	7,453
2025-2027	19,404	28,845
2028-2031	292,210	19,660

	$312,122	$190,924

In conjunction with its annual review, management concluded that there were no significant uncertain tax positions requiring recognition in Capitol's consolidated financial statements.  Such evaluation was performed for 2008, 2009, 2010 and 2011, which are the tax years which remain subject to examination by major tax jurisdictions, updated as of December 31, 2011.

Capitol's consolidated federal tax returns for 2004 through 2009 were selected for examination by the Internal Revenue Service (the "IRS") due to the reporting of significant operating loss carry backs from 2008 and 2009, and subsequent refund received in 2010.  As a result of this examination, Capitol recorded a liability approximating $6.5 million in 2011.  As the formal process of assessing the liability has not yet concluded, potential interest charges related to the final assessed liability cannot be determined.  Management does not believe any penalties will be assessed in connection with this liability based on discussions with the IRS.

Capitol may from time to time be assessed interest or penalties associated with tax liabilities by major tax jurisdictions, although any such assessments would likely be immaterial.  To the extent Capitol may receive an assessment for interest and/or penalties, it would be classified in the consolidated statements of operations as a component of other noninterest expense; such amounts have been negligible during the periods presented.

NET LOSS PER SHARE ATTRIBUTABLE TO CAPITOL BANCORP LIMITED	12 Months Ended
Dec. 31, 2011
NET LOSS PER SHARE ATTRIBUTABLE TO CAPITOL BANCORP LIMITED [Abstract]
NET LOSS PER SHARE ATTRIBUTABLE TO CAPITOL BANCORP LIMITED
NOTE O—NET LOSS PER SHARE ATTRIBUTABLE TO CAPITOL BANCORP LIMITED

The computations of net loss per share were as follows (in 1,000s):

	2011	2010	2009

Numerator—net loss attributable to Capitol Bancorp Limited	$(45,427)	$(225,215)	$(195,169)

Denominator for basic and diluted net loss per share— weighted average number of common shares outstanding, excluding unvested restricted shares of common stock	38,817	20,186	17,302

Number of antidilutive stock options excluded from diluted net loss per share computation	2,163	1,746	2,504

Number of antidilutive unvested restricted shares of common stock excluded from basic and diluted net loss per share computation	21	310	145

Number of antidilutive warrants to purchase common stock excluded from diluted net loss per share computation	1,326	1,326	76

Net income (loss) per common share attributable to Capitol Bancorp Limited:
From continuing operations	$(1.32)	$(11.76)	$(11.98)
From discontinued operations	0.15	0.60	0.70

Total net loss per common share attributable to Capitol Bancorp Limited	$(1.17)	$(11.16)	$(11.28)

Additional disclosures regarding restricted shares of common stock, warrants to purchase common stock and stock options are set forth in Note K.

FAIR VALUE	12 Months Ended
Dec. 31, 2011
FAIR VALUE [Abstract]
FAIR VALUE
NOTE P—FAIR VALUE

The following is a description of Capitol's valuation methodologies used to measure and disclose the fair values of its assets and liabilities on a recurring or nonrecurring basis:

Investment securities available for sale:  Securities available for sale are recorded at fair value on a recurring basis.  Fair value measurement is based on quoted prices, when available.  If quoted prices are not available, fair values are measured using independent pricing models.

Mortgage loans held for sale:  Mortgage loans held for sale are carried at the lower of aggregate cost or fair value and are measured on a nonrecurring basis.  Mortgage loans held for sale written down to fair value would be included in the table below (none at December 31, 2011 and 2010).  Fair value is based on independent quoted market prices, where applicable, or the prices for other whole mortgage loans with similar characteristics.

Portfolio loans:  The Corporation does not record portfolio loans at fair value on a recurring basis.  However, from time to time, nonrecurring fair value adjustments to collateral-dependent loans are recorded to reflect partial write-downs or specific reserves based on the observable market price or current appraised value of the collateral or other estimates of fair value.

Other real estate owned:  At the time of foreclosure, foreclosed properties are adjusted to estimated fair value less estimated costs to sell upon transfer from portfolio loans to other real estate owned, establishing a new carrying value.  The Corporation subsequently adjusts fair value on other real estate owned on a nonrecurring basis to reflect partial write-downs based on the observable market price or current appraisal data.

Long-lived and indefinite lived assets:  The Corporation does not record long-lived or indefinite lived assets at fair value on a recurring basis.  However, from time to time, nonrecurring fair value adjustments to a long-lived or indefinite asset are recorded to reflect partial write-downs based on the observable market price or other estimate of fair value in the event of impairment.

Fair value measurements for assets and liabilities where there exists limited or no observable market data and, therefore, which are based primarily upon estimates, are often calculated based on current pricing policy, the economic and competitive environment, the characteristics of the asset or liability and other such factors.  Therefore, the results cannot be determined with precision and may not be realized in an actual sale or immediate settlement of the asset or liability.  Additionally, there may be inherent weaknesses in any calculation technique and, further, changes in the underlying assumptions used, including discount rates and estimates of future cash flows, could significantly affect the results of current or future values.

As of December 31, 2011 and 2010, there were no liabilities measured at fair value on either a recurring or nonrecurring basis.

Assets measured at fair value on a recurring basis as of December 31 were as follows (in $1,000s):

	2011		2010(1)
	Total	Significant Other Observable Inputs (Level 2)	Total	Significant Other Observable Inputs (Level 2)

Investment securities available for sale:
United States treasury	$4,013	$4,013	$506	$506
United States government agencies	9,819	9,819	12,681	12,681
Mortgage-backed	10,972	10,972	1,924	1,924
Municipalities	278	278	378	378

	$25,082	$25,082	$15,489	$15,489

(1)	For comparative purposes, original balances as previously reported have been adjusted to exclude amounts related to discontinued operations.

Assets measured at fair value on a nonrecurring basis as of December 31 were as follows (in $1,000s):

	2011		2010(2)
	Total	Significant Unobservable Inputs (Level 3)	Total	Significant Unobservable Inputs (Level 3)

Impaired loans (1)	$181,308	$181,308	$178,659	$178,659

Other real estate owned (1)	$100,463	$100,463	$101,497	$101,497

(1)	Represents carrying value based on the appraised value of the applicable collateral or other real estate owned or other estimates of fair value (less estimated cost to sell).
(2)	For comparative purposes, original balances as previously reported have been adjusted to exclude amounts related to discontinued operations.

Many of Capitol's collateral-dependent impaired loans and other real estate owned are located in severely depressed real estate markets.  In those markets, appraisal data may be of limited usefulness in estimating fair value because comparable sale transactions are infrequent, not orderly and are often distressed or forced.  Further, such comparable sale transactions may be lower, or substantially less than amounts which could be realized in orderly (and not distressed or forced) sales between the owner/occupant and a future user of the property.

Updated appraisals are generally obtained when it has been determined that a collateral-dependent loan has become impaired or when it is likely a loan secured by real estate will be foreclosed.  Adjustments to the loan's carrying value (or requirements for an allocation of the allowance for loan losses) are made, when appropriate, after review of appraisal data or, in the absence of a recent appraisal, if market conditions significantly decline further.  The timing of when a collateral-dependent loan should be classified as a nonperforming credit is contingent upon several factors, including the performance of the loan, payment history and/or results of the bank's review of updated borrower financial information.

When a borrower's performance has deteriorated (for example, the borrower has become delinquent on required payments, the borrower's updated financial information received indicates adverse financial trends or sales/leasing activity is less than expected in the case of multi-unit properties), the loan will be downgraded and, if appropriate, an updated appraisal will be ordered.  In the period between a loan being recognized as impaired and receipt of an updated appraisal, the loan will be included within loss contingency pools, in conjunction with estimating the bank's requirements for its allowance for loan losses.  Upon receipt and review of updated appraisal data and after any further fair value analysis is completed, the loan will be further evaluated for appropriate write-down.  Generally, negative differences between appraised value, less the estimated cost to sell, and the related carrying value of the loans are charged to the allowance for loan losses, as a partial write-down/charge-off, on a timely basis after the appraisal has been received and reviewed.  Occasionally, additional potential loss amounts may be included if circumstances exist which may further adversely impact fair value estimates.  Internally-developed evaluations may be used when the amount of a loan is less than $250,000.  Internally-prepared evaluations may also be used when the most recent appraisal date is within a year to estimate the current effect of economic conditions or deterioration.  Updated fair value information is generally obtained at least annually for collateral-dependent loans and other real estate owned.

Carrying values and estimated fair values of financial instruments based upon the accounting guidance set forth in Accounting Standards Codification 825-10 were as follows at December 31 (in $1,000s):

	2011			2010(2)
	Carrying Value	Estimated Fair Value		Carrying Value	Estimated Fair Value
Financial assets:
Cash and cash equivalents	$387,224	$387,224		$421,344	$421,344
Loans held for sale	2,936	2,936		5,587	5,587
Investment securities:
Available for sale	25,082	25,082		15,489	15,489
Held for long-term investment	2,737	2,737		2,893	2,893
	27,819	27,819		18,382	18,382
Federal Home Loan Bank and Federal Reserve
Bank stock	13,514	13,514		15,205	15,205

Portfolio loans:
Loans secured by real estate:
Commercial	973,045	969,531		1,164,488	1,170,864
Residential (including multi-family)	363,802	363,233		437,411	436,981
Construction, land development and other land	117,736	117,714		178,214	178,467
Total loans secured by real estate	1,454,583	1,450,478		1,780,113	1,786,312
Commercial and other business-purpose loans	192,851	192,880		280,352	281,065
Consumer	13,813	14,010		18,500	18,678
Other	2,962	2,727		5,211	5,122
Total portfolio loans	1,664,209	1,660,095		2,084,176	2,091,177
Less allowance for loan losses	(92,529)	(92,529)		(130,062)	(130,062)
Net portfolio loans	1,571,680	1,567,566		1,954,114	1,961,115

Financial liabilities:
Deposits:
Noninterest-bearing	348,817	348,817		368,674	368,675
Interest-bearing:
Demand accounts	533,432	533,432		592,141	592,141
Time certificates of less than $100,000	492,530	497,931		642,912	646,580
Time certificates of $100,000 or more	635,068	639,504		765,343	768,864
Total interest-bearing deposits	1,661,030	1,670,867		2,000,396	2,007,585
Total deposits	2,009,847	2,019,684		2,369,070	2,376,260
Notes payable and short-term borrowings	60,178	61,351		107,789	100,607
Subordinated debentures	149,156	151,296	(1)	167,586	170,841	(1)

(1)
Represents liquidation or principal amount outstanding.  The quoted market value of certain trust-preferred securities
(Capitol Trust I and XII) included within subordinated debentures was substantially less than that amount.

(2)	Excludes amounts related to discontinued operations.

Estimated fair values of financial assets and liabilities in the preceding table are based upon a comparison of current interest rates on financial instruments and the timing of related scheduled cash flows to the estimated present value of such cash flows using current estimated market rates of interest (unless quoted market values or other fair value information is more readily available, except certain subordinated debentures, as indicated in the preceding table, for which the fair value is based on the liquidation or principal amount outstanding).  For example, the estimated fair value of portfolio loans is based on discounted cash flow computations.  Similarly, the estimated fair value of time deposits, notes payable and other borrowings were determined through discounted cash flow computations.  Such estimates of fair value are not intended to represent portfolio liquidation value and, accordingly, only represent an estimate of fair value based on current financial reporting requirements.

Given current market conditions, a portion of the loan portfolio is not readily marketable and, accordingly, market prices may not exist.  Capitol has not attempted to market the loan portfolio to potential buyers, if any exist, to determine the fair value of those instruments.  Since negotiated prices, if any, in illiquid markets depend upon the then-present motivations of the buyer and seller, it is reasonable to assume that potential sales prices could vary widely from any estimate of fair value made without the benefit of negotiations.  Additionally, changes in market interest rates commensurate with risk may dramatically impact the value of financial instruments at any time.  Accordingly, fair value measurements for loans included in the preceding table are unlikely to represent the instruments' liquidation values.

COMMITMENTS, GUARANTEES AND OTHER CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS, GUARANTEES AND OTHER CONTINGENCIES [Abstract]
COMMITMENTS, GUARANTEES AND OTHER CONTINGENCIES
NOTE Q—COMMITMENTS, GUARANTEES AND OTHER CONTINGENCIES

In the ordinary course of business, loan commitments are made to accommodate the financial needs of bank customers.  Loan commitments include stand-by letters of credit, lines of credit, and other commitments for commercial, installment and mortgage loans.  Stand-by letters of credit, when issued, commit the bank to make payments on behalf of customers if certain specified future events occur and are used infrequently by the banks ($5.1 million and $4.4 million outstanding at December 31, 2011 and 2010, respectively).  Other loan commitments outstanding consist of unused lines of credit and approved, but unfunded, specific loan commitments ($112.6 million and $153.1 million at December 31, 2011 and 2010, respectively).  Those loan commitments (stand-by letters of credit and unfunded loans) generally expire within one year and are reviewed periodically for continuance or renewal.

All loan commitments have credit risk essentially the same as that involved in routinely making loans to customers and are made subject to the banks' normal credit policies.  In making these loan commitments, collateral and/or personal guarantees of the borrowers are generally obtained based on management's credit assessment.

Capitol's banking subsidiaries are required to maintain average reserve balances in the form of cash on hand and balances due from the Federal Reserve Bank and correspondent banks.  The amount of reserve balances required as of December 31, 2011 and 2010 was $25,000 and $79,000, respectively.

Deposits at the banking subsidiaries are insured up to the maximum amount covered by FDIC insurance ($250,000 per relationship at December 31, 2011).  From December 31, 2010 through December 31, 2012, all noninterest-bearing transaction deposit accounts are fully insured regardless of the amount and account ownership, separate from and in addition to the FDIC insurance coverage provided for the depositors' other accounts.

Capitol has guaranteed up to $2.5 million of secured borrowings by Amera Mortgage Corporation, a less than 50%-owned affiliate.  As of December 31, 2011, management has evaluated the risk and potential loss in connection with this guarantee and concluded that no liability exists.

Generally, banks are subject to cross-guaranty liability regarding other financial institutions the FDIC determines are controlled by any multibank holding company.  Pursuant to federal regulations, an insured depository institution may be liable for any loss the FDIC has incurred or expects to incur in connection with the failure of a former affiliate institution and, if the FDIC determines that remaining affiliates have a liability to the FDIC, then they would be required to pay that liability to the FDIC.  Payment of a cross-guaranty liability to the FDIC could have a material adverse impact on the results of operations, capital adequacy and financial position of Capitol and its banking subsidiaries.

To date, none of Capitol's subsidiary banks have received any notice of assessment of cross-guaranty liability.  Capitol's banks have, however, received notice from the FDIC that the FDIC may assess a cross-guaranty liability relating to a failed community bank in Florida which ceased operations in November 2009.  The FDIC alleges that the Florida bank was an affiliated institution of Capitol, although Capitol owned no securities of that bank or otherwise controlled the failed institution.  The aggregate loss to the FDIC of that failed bank approximated $23.6 million.  Previously, the FDIC had until November 2011, two years from the date of such notice, to determine whether to assess that potential cross-guaranty liability, if any.  In November 2011, the FDIC and Capitol's banks entered into a mutual tolling agreement which extends the ability of the FDIC to impose the cross-guaranty liability, as well as extends the statute of limitations for the banks to take action against the FDIC for two additional years, ending in November 2013.

In addition to the above-mentioned potential cross-guaranty liability, some of Capitol's banking subsidiaries were advised in December 2009 that, to mitigate the effects of any possible assessment arising from potential cross-guaranty liability, they should develop a plan to arrange a sale, merger or recapitalization such that Capitol no longer controls the bank.  This guidance was preceded by Capitol's previously-announced plans to selectively divest some of its bank subsidiaries in conjunction with reallocating capital resources to the remaining banks.  Capitol's pending divestitures are subject to regulatory approval which may take an extended period of time to obtain.

As of December 31, 2011 and 2010, there were no material pending legal proceedings to which Capitol or its subsidiaries were a party, or to which any of its property was subject, except for proceedings arising in the ordinary course of business.  Management believes that pending legal proceedings will not have a material effect on the consolidated financial position or results of operations of Capitol.

CAPITAL REQUIREMENTS AND RELATED REGULATORY MATTERS	12 Months Ended
Dec. 31, 2011
Capital Requirements and Regulatory Matters [Abstract]
CAPITAL REQUIREMENTS AND RELATED REGULATORY MATTERS
NOTE R—CAPITAL REQUIREMENTS AND RELATED REGULATORY MATTERS

Current banking regulations restrict the ability to transfer funds from subsidiaries to their parent in the form of cash dividends, loans or advances.  As of December 31, 2011, Capitol's bank subsidiaries were prohibited from making dividend payments to the Corporation without prior regulatory approval.

Each bank and Capitol are subject to complex capital requirements.  Federal financial institution regulatory agencies impose certain risk-based capital requirements on financial institutions and bank holding companies.  Those guidelines require all banks and bank holding companies to maintain certain minimum ratios and related amounts based on 'Tier 1' and 'Tier 2' capital and 'risk-weighted assets' as defined and periodically prescribed by the respective regulatory agencies.  Failure to meet these capital requirements can result in severe regulatory enforcement action or other adverse consequences for a depository institution and, accordingly, could have a material impact on Capitol's consolidated financial statements and financial position.

Under the regulatory capital adequacy requirements and related framework for prompt corrective action, the specific capital requirements involve quantitative measures of assets, liabilities and certain off-balance-sheet items calculated under regulatory accounting practices.  The capital amounts and classifications are also subject to qualitative judgments by regulatory agencies with regard to components, risk weighting and other factors.

In September 2009, Capitol and its second-tier bank holding companies entered into an agreement with the Federal Reserve Bank of Chicago (the "Reserve Bank") under which Capitol agreed to refrain from the following actions without the prior written consent of the Reserve Bank:  (i) declare or pay dividends; (ii) receive dividends or any other form of payment representing a reduction in capital from Michigan Commerce Bank, or from any of its subsidiary institutions that are subject to any restriction by the institution's federal or state regulator that limits the payment of dividends or other intercorporate payments; (iii) make any distributions of interest, principal, or other sums on subordinated debentures or trust-preferred securities; (iv) incur, increase or guarantee any debt; or (v) purchase or redeem any shares of the stock of Capitol, the second-tier bank holding companies, nonbank subsidiaries or any of the subsidiary banks that are held by shareholders other than Capitol.

In addition, Capitol agreed to:  (i) submit to the Reserve Bank a written plan to maintain sufficient capital at Capitol on a consolidated basis and at Michigan Commerce Bank (as Capitol's largest bank subsidiary and a separate legal entity on a stand-alone basis); (ii) notify the Reserve Bank no more than 30 days after the end of any quarter in which Capitol's consolidated or Michigan Commerce Bank's capital ratios fall below the approved capital plan's minimum ratios as well as if any subsidiary institution's ratios fall below the minimum ratios required by the institution's federal or state regulator; (iii) review and revise its ALLL methodology for loans held by Capitol and submit to the Reserve Bank a written program for maintenance of an adequate ALLL for loans held by Capitol; (iv) take all necessary actions to ensure each of its subsidiary institutions comply with Federal Reserve regulations; (v) refrain from increasing any fees or charging new fees to any subsidiary institution without the prior written consent of the Reserve Bank; (vi) submit to the Reserve Bank a written plan to enhance the consolidated organization's risk management practices, a strategic plan to improve the consolidated organization's operating results and overall condition, and a cash flow projection; (vii) comply with laws and regulations regarding senior executive officer positions and severance payments; and (viii) provide quarterly reports to the Reserve Bank regarding these undertakings.

Many of Capitol's bank subsidiaries have entered into formal agreements (as well as informal agreements) with their applicable regulatory agencies.  Those agreements provide for certain restrictions and other guidelines and/or limitations to be followed by the banks.  The banks generally subject to such agreements are noted as such in the regulatory capital summary appearing on page F-38 of this document.

The FDIC may issue Prompt Corrective Action Notifications ("PCAN") to banking subsidiaries falling below the "adequately-capitalized" regulatory-capital classification, and subsequently may issue Prompt Correction Action Directives ("PCAD").  PCADs may be issued when a bank, which has previously received a PCAN, has submitted two consecutive capital restoration plans which have been rejected by the FDIC.

Certain banking subsidiaries have received a PCAD, which are listed on page F-40 of this document.  These banks are striving to develop and implement capital restoration plans which may be acceptable to the FDIC.

The following table summarizes the amounts (in $1,000s) and related ratios of Capitol's consolidated regulatory capital position:

	December 31
		2011		2010
Tier 1 capital to average adjusted total assets:
Minimum required amount	≥	$92,356	≥	$155,224
Actual amount		$(109,146)		$(39,980)
Ratio		(4.73)%		(1.03)%

Tier 1 capital to risk-weighted assets:
Minimum required amount(1)	≥	$68,615	≥	$110,909
Actual amount		$(109,146)		$(39,980)
Ratio		(6.36)%		(1.44)%

Combined Tier 1 and Tier 2 capital to risk- weighted assets:
Minimum required amount(2)	≥	$137,231	≥	$221,818
Actual amount		$(109,146)		$(39,980)
Ratio		(6.36)%		(1.44)%

(1)	The minimum required ratio of Tier 1 capital to risk-weighted assets to be considered adequately-capitalized is 4%.
(2)	The minimum required ratio of Tier 1 and Tier 2 capital to risk-weighted assets to be considered adequately-capitalized is 8%.

Capitol's total risk-based capital ratio at December 31, 2011 and 2010 was materially and adversely impacted by the exclusion of approximately $171.5 million and $203.7 million, respectively, of previously-qualifying Tier 2 capital, inasmuch as Tier 2 capital is limited to 100% of Tier 1 capital, primarily trust-preferred securities and a portion of the allowance for loan losses.  The Tier 1 capital deficit beginning with the year-end 2010 resulted from operating losses; however, a Tier 2 limitation, primarily due to the exclusion of trust-preferred securities, did not apply to Capitol's regulatory capital computations at earlier measurement dates prior to 2010.

The preceding summary indicates that Capitol, on a consolidated basis, was classified as less than "adequately-capitalized" at December 31, 2011.  In addition, several of its bank subsidiaries had capital levels resulting in classification as "undercapitalized" or "significantly-undercapitalized" at that date.

Banks and bank holding companies which are less than "adequately-capitalized" are subject to increased regulatory oversight, intervention, requirements and limitations.  Regarding banks classified as less than "adequately-capitalized," or otherwise noncompliant with formal regulatory agreements, management is taking action to improve such capital classifications and related compliance in the future, subject to the availability of capital and continued cooperation by regulatory agencies (see Note U).

PARENT COMPANY FINANCIAL INFORMATION	12 Months Ended
Dec. 31, 2011
PARENT COMPANY FINANCIAL INFORMATION [Abstract]
PARENT COMPANY FINANCIAL INFORMATION
NOTE S—PARENT COMPANY FINANCIAL INFORMATION

Condensed Balance Sheets

	-December 31-
	2011	2010
	(in $1,000s)
Assets
Cash on deposit, principally with subsidiary banks	$1,411	$1,370
Money market funds on deposit, principally with subsidiary banks	3,234	6,535
Cash and cash equivalents	4,645	7,905
Investment securities	82	719
Loans, net	269	5,004
Investments in and advances to subsidiaries	111,583	162,639
Investment in and advances to Amera Mortgage Corporation	434	478
Investment in and advances to CDBL III	1,896	1,340
Equipment, software and furniture, net	1,717	1,998
Other assets	3,053	936

Total assets	$123,679	$181,019

Liabilities and Stockholders' Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$38,290	$35,270
Debt obligations	12,731	8,431
Subordinated debentures	180,742	199,172
Total liabilities	231,763	242,873
Stockholders' equity deficit	(108,084)	(61,854)

Total liabilities and stockholders' equity	$123,679	$181,019

Condensed Statements of Operations

	-Year Ended December 31-
	2011	2010	2009
	(in $1,000s)
Income:
Intercompany fees	$11,120	$22,057	$35,243
Dividends from subsidiaries	11,000	5,000	964
Interest	2,561	996	1,596
Gain (loss) on sales of bank subsidiaries	(1,949)	12,749	1,187
Gain on debt extinguishment	16,861	1,255
Other	6,219	(704)	2,034
Total income	45,812	41,353	41,024
Expenses:
Interest	6,450	15,427	15,292
Salaries and employee benefits	8,087	14,771	24,032
Occupancy	1,254	2,264	2,297
Equipment rent and depreciation	407	3,205	6,236
Goodwill impairment		38,718
Other	6,373	9,236	8,995
Total expenses	22,571	83,621	56,852
Income (loss) before equity in undistributed net losses of consolidated subsidiaries and income taxes	23,241	(42,268)	(15,828)
Equity in net losses of consolidated subsidiaries	(69,464)	(189,553)	(176,669)
Loss before income taxes	(46,223)	(231,821)	(192,497)
Income taxes (credit)	(796)	(6,606)	2,672

Net loss	$(45,427)	$(225,215)	$(195,169)

Condensed Statements of Cash Flows

	-Year Ended December 31-
	2011	2010	2009
	(in $1,000s)
OPERATING ACTIVITIES
Net loss	$(45,427)	$(225,215)	$(195,169)
Adjustments to reconcile net loss to net cash provided (used) by operating activities:
Equity in net losses of consolidated subsidiaries	69,464	189,553	176,669
Depreciation and amortization of intangibles	450	1,690	2,624
Goodwill impairment		38,718
Loss on sale of equipment and furniture	2	4	116
Loss (gain) on sales of bank subsidiaries	1,949	(12,749)	(1,187)
Gain on debt extinguishment	(16,861)	(1,255)
Realized loss on sale of investment securities		362
Decrease (increase) in amounts due from subsidiaries and other assets	(2,366)	9,367	(7,819)
Increase in accounts payable, accrued expenses and other liabilities	6,433	8,784	15,784
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES	13,644	9,259	(8,982)

INVESTING ACTIVITIES
Net cash investments in subsidiaries	(48,262)	(79,084)	(25,073)
Proceeds from sale of investment securities	507	2,102
Purchases of investment securities		(100)	(772)
Net decrease in loans	4,735	4,927	8,760
Proceeds from sales of equipment and furniture	4	3,707	35
Purchases of equipment and furniture	(175)	(240)	(575)
Proceeds from sales of bank subsidiaries	26,543	58,796	9,506
NET CASH USED BY INVESTING ACTIVITIES	(16,648)	(9,892)	(8,119)

FINANCING ACTIVITIES
Net payments on debt obligations		(1,000)	(6,000)
Net proceeds from issuance of common stock		6,870
Tax benefit (effect) from share-based payments	(256)	(293)	(169)
Cash dividends paid			(864)
NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES	(256)	5,577	(7,033)
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(3,260)	4,944	(24,134)
Cash and cash equivalents at beginning of year	7,905	2,961	27,095

CASH AND CASH EQUIVALENTS AT END OF YEAR	$4,645	$7,905	$2,961

DECONSOLIDATION OF SUBSIDIARIES	12 Months Ended
Dec. 31, 2011
DECONSOLIDATION OF SUBSIDIARIES [Abstract]
DECONSOLIDATION OF SUBSIDIARIES
NOTE T—DECONSOLIDATION OF SUBSIDIARIES

As of December 31, 2009, Community Bank of Rowan ("CBR") and Summit Bank of Kansas City were majority-owned subsidiaries of CDBL III of which Capitol ceased to have majority voting control effective September 30, 2009 when the previously-nonvoting Class B shares of CDBL III became voting.  Accordingly, those banks and CDBL III ceased to be consolidated subsidiaries of Capitol and assets approximating $257.7 million and related equity amounts were removed from the consolidated balance sheet.  Effective June 30, 2010, CDBL III transferred its controlling interest in CBR to Capitol in exchange for preferred stock of Capitol and, accordingly, CBR became a consolidated subsidiary of Capitol on that date.  CBR was sold in 2011 (see Note L).

GOING-CONCERN CONSIDERATIONS	12 Months Ended
Dec. 31, 2011
Going Concern Disclosure [Abstract]
GOING-CONCERN CONSIDERATIONS
NOTE U—GOING-CONCERN CONSIDERATIONS

As of December 31, 2011, there are several significant adverse aspects of Capitol's consolidated financial position and results of operations which include, but are not limited to, the following:

•	An equity deficit approximating $108.7 million;
•	Regulatory capital classification on a consolidated basis as less than "adequately-capitalized" and related negative amounts and ratios;
•	Numerous banking subsidiaries with regulatory capital classification as "undercapitalized" or "significantly-undercapitalized";
•
Certain banking subsidiaries which are generally subject to formal regulatory agreements have received "prompt corrective action" notifications and/or directives from the FDIC, which require timely action by bank management and the respective boards of directors to resolve regulatory capital ratios which result in classification as less than "adequately-capitalized" (the basis of a PCAN) or to submit an acceptable capital restoration plan to the FDIC (the basis of a PCAD), and it is likely additional PCANs and/or PCADs may be issued in the future and/or the banking subsidiaries may be unable to satisfactorily resolve such notices and/or directives;

•
In 2010 and 2011, Capitol sold several of its banking subsidiaries and has other divestiture transactions pending (see Note L).  The proceeds from those divestitures have been redeployed at certain remaining banking subsidiaries which have experienced a significant erosion of capital due to operating losses.  While such proceeds have been a significant source of funds for redeployment, the Corporation will need to raise significant other sources of new capital in the future;

•
The Corporation and substantially all of its banking subsidiaries are operating under various regulatory agreements (formal and informal) which place a number of restrictions on them and impose other requirements limiting activities, requiring preservation of capital, improvement in regulatory capital measures, reduction of nonperforming assets and other things for which the entities have not achieved full compliance;

•	Continued elevated levels of nonperforming loans and other nonperforming assets as a percentage of consolidated loans and total assets, respectively; and
•
Significant losses from operations in 2011, 2010, 2009 and 2008, resulting primarily from provisions for loan losses, costs associated with foreclosed properties and other real estate owned and, in 2010, an impairment charge to operations for the write-off of previously-recorded goodwill ($64.5 million).

The foregoing considerations raise some level of doubt (potentially substantial doubt) as to the Corporation's ability to continue as a going concern.  Such substantial doubt is discussed in the Report of Independent Registered Public Accounting Firm set forth on page F-55.

Capitol has commenced several initiatives and other actions to mitigate these going-concern considerations and to improve the Corporation's financial condition, equity, regulatory capital and regulatory compliance.

In early 2011, a partial exchange of trust-preferred securities was completed and the Corporation's stockholders approved the amendment to the articles of incorporation to increase its authorized common stock and authorize its board of directors to proceed with a rights offering and reverse stock split, in addition to a potential share-exchange regarding second-tier bank-development subsidiaries.

Improvement in Capitol's and its banking subsidiaries' capitalization, financial position, asset quality and results of operations requires multi-faceted efforts, which are currently being considered in the following areas, among others:

•	Raising significant amounts of new equity capital;
•	Completion of divestitures which are currently pending;
•	Further reductions in nonperforming assets;
•	Stabilization of provisions for loan losses and impairment losses;
•
Upon the Tier 1 capital level becoming positive either through future earnings or additional new equity capital, or both, Capitol's trust-preferred securities may be included as a qualifying element of regulatory capital and/or equity; and

•	Further reductions in operating expenses as a result of mergers of bank subsidiaries.

Capitol's ability to continue as a going concern is contingent on the successful achievement of the items listed above.  Capitol's board of directors and management are fully engaged and committed to successful completion of those items, with a clear sense of urgency, subject to the availability of capital and continued cooperation by regulatory agencies.